Filed with the Securities and Exchange Commission on December 4, 2015
1933 Act Registration File No. 333-86348
1940 Act File No. 811-21079

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 83	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 86	☒

(Check appropriate box or boxes.)
HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(Address of Principal Executive Offices)(Zip Code)

1-877-569-2382
(Registrant's Telephone Number, Including Area Code)

David B. Perkins
Hatteras Funds, LLC
6601 Six Forks Road, Suite 340
Raleigh, North Carolina 27615
(Name and Address of Agent for Service)

WITH A COPY TO:
Joshua B. Deringer, Esq.
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

As soon as practical after the effective date of this Registration Statement
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective

☒	immediately upon filing pursuant to paragraph (b)
☐	on ______________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
❑	on ______________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on ______________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Hatteras Alternative Mutual Funds
Multiple Hedge Fund Managers • Multiple Hedge Fund Strategies • Mutual Fund StructureSM

Prospectus

December 4 , 2015

HATTERAS ALTERNATIVE MULTI-MANAGER FUND
    CLASS A: ( HMMAX )          CLASS C:  ( HMMCX )          INSTITUTIONAL CLASS: (HHSIX)

Investment Advisor: Hatteras Funds, LLC

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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Table of Contents - Prospectus

SUMMARY SECTION

Investment Objective
The Hatteras Alternative Multi-Manager Fund (the “Fund”) (formerly the Hatteras Hedged Strategies Fund) seeks to achieve consistent returns with low correlation to traditional financial market indices while maintaining a high correlation to the Hedge Fund Research, Inc. (“HFRI”) Fund of Funds Composite Index.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “How to Purchase Shares” section on page 20 of the Fund’s Prospectus and the “Purchase, Redemption and Pricing of Shares” section on page 36 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	1.00%(1)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)		Class A		Class C		Institutional Class
Management Fees		0.25%		0.25%		0.25%
Distribution and Service (Rule 12b-1) Fees		0.25%		1.00%		None
Other Expenses(2)		1.90%		1.90%		1.65%
Operating Services Fee	0.99%		0.99%		0.74% (4)
Interest Expense and Dividends on Short Positions of Underlying Funds (2)	0.91%		0.91%		0.91%
Acquired Fund Fees and Expenses(2)		2.00%		2.00%		2.00%
Total Annual Fund Operating Expenses		4.40%		5.15%		3.90%
Less: Fee Waivers and Expense Reimbursements		-0.99%		-0.99%		-0.74%
Net Annual Fund Operating Expenses(3)		3.41%		4.16%		3.16%

(1)	Purchases of $1 million and more held less than 18 months may be subject to a contingent deferred sales charge of up to 1.00%.
(2)	Other Expenses, Interest Expense and Dividends on Short Positions of Underlying Funds , and Acquired Fund Fees and Expenses for Class A and Class C shares are estimated for the current fiscal year.
(3)
The net fees and expenses of the Fund (which exclude brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed 2.50%, 3.25% and 2.25% of average daily net assets for the Class A shares, Class C shares and Institutional Class shares, respectively (the “Expense Caps”).  Hatteras Funds, LLC (the “Advisor”) has contractually agreed to waive all or a portion of its operating services fees and/or pay expenses of the Fund to ensure that its Net Annual Fund Operating Expenses do not exceed the Expense Caps.  The Expense Caps will remain in effect through at least April 30, 2017 and may be terminated only by the Hatteras Alternative Mutual Funds Trust’s (the “Trust”) Board of Trustees.  The Advisor is permitted to recoup waived fees and expense reimbursements made during the prior three fiscal years, so long as such recoupments do not cause the Fund to exceed the Expense Caps or the expense limits in place at the time of such waiver or reimbursement.

(4)	Restated to reflect the terms of the Fund’s amended Operating Services Agreement.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$802	$1,659	$2,526	$4,739
Class C	$418	$1,455	$2,489	$5,060
Institutional Class	$319	$1,122	$1,943	$4,075

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies
As a mutual fund of funds, the Hatteras Alternative Multi-Manager Fund pursues its investment objective by investing the Fund’s assets consistent with its objective of achieving consistent returns with low correlation to traditional financial market indices such as the S&P 500® Index, while maintaining a high correlation to the HFRI Fund of Funds Composite Index.  The HFRI Fund of Funds Composite Index is an equal-weighted index of over 400 hedge funds of funds worldwide that have at least $50 million under management or have been operating for at least twelve months.

The Advisor allocates the Fund’s assets primarily to one or more affiliated investment companies (the “Affiliated Funds”) that invest in securities and other instruments that afford strategic and tactical opportunities to employ strategies intended to protect against losses (i.e., hedged strategies). The Advisor is also the investment advisor to the Affiliated Funds, and in that role, the Advisor selects sub-advisors for the Affiliated Funds and allocates the assets of each Affiliated Fund among its respective sub-advisors. The Fund may invest up to 100% of its assets in shares of the Affiliated Funds.

In addition to investing in Affiliated Funds, the Fund may invest in non-affiliated investment companies including exchange-traded funds (“ETFs”) (collectively with the Affiliated Funds, the “Underlying Funds”) as part of its principal investment strategies. The Fund’s performance and ability to achieve its objective rely on the performance of the Underlying Funds in which it invests.

The Advisor seeks to utilize multiple Underlying Funds that employ various investment strategies and whose performance is not correlated with major financial market indices.  By allocating its assets among a number of Underlying Funds, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. The Advisor believes that the use of such Underlying Funds may mitigate losses in generally declining markets because the Fund will be invested in multiple Underlying Funds utilizing non-correlated strategies.  However, there can be no assurance that losses will be avoided.  Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets.  During such periods, certain hedging strategies may not function as anticipated.

The principal strategies to be employed by the Underlying Funds are as follows:

•	Long/Short Equity - This strategy employs long and short trading in common stock and preferred stock of U.S. and foreign issuers and attempts to achieve capital appreciation.

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•
Market Neutral - This strategy is designed to exploit equity market inefficiencies by being simultaneously invested in long and short matched equity portfolios generally of the same size and in the same market and attempts to achieve capital appreciation.

•
Long/Short Debt - This strategy employs long and short trading to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income and derivative securities and attempts to achieve current income, capital preservation and capital appreciation.

•	Event Driven - This strategy is designed to invest in securities whose prices are or will be impacted by a corporate event and attempts to achieve capital appreciation.

The Adviser determines the amount of the Fund’s assets to allocate to each strategy based on market conditions and the strategies that the Adviser expects will best achieve the Fund’s investment objective. The allocation of assets may change over short or long periods of time.

The Underlying Funds may invest in securities of all market capitalizations (small, mid and large capitalization companies). Such securities include common and preferred stock, debt instruments, including convertible debt and high-yield securities (i.e., “junk bonds”), options, futures, and privately negotiated options.  The Underlying Funds may invest in debt instruments of any maturity, duration or credit quality.

The Underlying Funds may invest in foreign securities (including those from developing countries), depositary receipts relating to foreign securities and may enter into equity, interest rate, index and currency rate swap agreements.  Derivative instruments in which the Underlying Funds may invest include options, futures and swaps.  The Underlying Funds may invest in these types of instruments to reduce risk through hedging or to take market risk (i.e., for speculative purposes).  The Underlying Funds may invest a substantial portion of their assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities.  While the Fund may indirectly invest a substantial portion of its assets in restricted securities, it may not invest more than 15% of its net assets in illiquid securities. The Underlying Funds may also invest up to 100% of their assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of ETFs.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

•
Aggressive Investment Risks:  The Underlying Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. Although many of the Underlying Funds use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Underlying Funds may use long only or short only strategies. The strategies employed by the Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent returns will be achieved.

•
Hedging Risks: The Underlying Funds may engage in various hedging practices, including by using short sales and put and call options, which entail substantial risks. For example, merger arbitrage strategies generally involve purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. If an acquisition is called off or otherwise not completed, each Underlying Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer’s securities. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when an Underlying Fund desires.

•
Shares of Other Investment Companies Risks: The Fund and the Underlying Funds may invest in or sell short shares of other investment companies, including ETFs as a means to pursue their investment objectives.  As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the Underlying Funds.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

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•
Derivative Securities Risks: The Underlying Funds may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Underlying Funds and therefore the Fund. The Underlying Funds could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Underlying Funds are unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•
Options and Futures Risks: The Underlying Funds may invest in options and futures contracts. The Underlying Funds also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Funds bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Underlying Funds may have difficulty closing out their positions.

•
Smaller Capitalization Risks: The Underlying Funds may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.

•
Credit Risk: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt—also known as “high-yield bonds” and “junk bonds”—have a higher risk of default and tend to be less liquid than higher-rated securities.

•
Interest Rate Risk: Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

•
Swap Agreement Risks: The Underlying Funds may enter into equity, interest rate, index, credit default and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Underlying Funds bear the risk that the counter-party that entered into a swap agreement will be unable or unwilling to perform its obligations under the swap agreement.

•
Foreign Securities Risks: The Underlying Funds may invest in foreign securities, foreign currency contracts and depositary receipts relating to foreign securities. Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Underlying Funds to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets.

•
Illiquid Securities Risk:  Illiquid securities involve the risk that the securities will not be able to be sold at the time or prices desired by the Fund or the Underlying Funds. Illiquid securities are not readily marketable and may include some restricted securities that may be resold to qualified institutional buyers in private transactions but otherwise would not have a regular secondary trading market.

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Performance
The following performance information indicates some of the risks of investing in the Fund.  The bar chart shows the performance of the Fund’s Institutional shares from year to year and the table illustrates how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance. Performance shown prior to the inception of the Class A and Class C shares, respectively, reflects the performance of the Institutional Class shares, adjusted to reflect any applicable sales charges. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.  Updated performance information is available on the Fund’s website at hatterasfunds.com/performance or by calling the Fund toll-free at 1-877-569-2382.

Calendar Year Total Returns

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 4.06% for the quarter ended March 31, 2012, and the lowest quarterly return was -2.54% for the quarter ended June 30, 2012.

Average Annual Total Returns
For the Periods Ended December 31, 2014
	One Year	Since Inception (5/2/2011)
Institutional Shares
Return Before Taxes	0.28%	3.14%
Return After Taxes on Distributions	-0.80%	2.78%
Return After Taxes on Distributions and Sale of Fund Shares	0.76%	2.35%
Class A Shares
Return Before Taxes	-4.93%	1.27%
Class C Shares
Return Before Taxes	0.28%	3.14%
HFRI Fund of Funds Composite Index* (reflects no deduction for fees, expenses, or taxes)	3.35%	2.36%
S&P 500 Index (Dividends Reinvested) (reflects no deduction for fees, expenses, or taxes)	13.69%	14.40%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	3.81%

*HFRI Fund of Funds Composite Index since inception annualized return data is only available for monthly periods.  The since inception annualized return begins on 4/30/2011.

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After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Advisor:  Hatteras Funds, LLC is the investment advisor of the Fund.

Portfolio Managers:  The Fund is managed by the following co-portfolio managers.

Portfolio Managers	Years of Service With the Fund	Primary Title
Michael P. Hennen, CFA	4	Director, Portfolio Management
Roger Tyler Powers, III, CFA	4	Director, Portfolio Management

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Hatteras Alternative Multi-Manager Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-569-2382, or through a financial intermediary.  You may also purchase and redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.  The minimum initial investment for Institutional Class shares may also be waived for individual accounts of a financial intermediary, provided the aggregate value of such accounts invested in Institutional Class shares is at least $1 million or is anticipated by the Advisor to reach $1 million.

Type of Account	To Open Your Account	To Add to Your Account
Class A and Class C
Regular	$1,000	$250
Retirement Accounts	$1,000	$250
Automatic Investment Plan	$1,000	$100
Institutional Class	$1 million	None

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement that does not use borrowed funds, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If shareholders purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and financial adviser to recommend the Fund over another investment. Ask a financial adviser or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RELATED RISKS

This Prospectus contains information you should know before investing.  Please read it carefully and keep it with your investment records.

Investment Advisor
Hatteras Funds, LLC

Investment Sub-Advisors to Affiliated Funds
Amundi Smith Breeden LLC	Lorem Ipsum Management, LLC
Apis Capital Advisors, LLC	Lutetium Capital, LP
Blue Jay Capital Management, LLC	Moab Capital Partners, LLC
Boardman Bay Capital Management, LLC	Mountaineer Partners Management, LLC
Coe Capital Management, LLC	MP Securitized Credit Partners, L.P.
FrontFour Capital Group, LLC	Nicholas Investment Partners, L.P.
ISF Management LLC	Phoenix Investment Adviser, LLC
Jadwin Partners, LLC	Raven Rock Capital, LLC
Longbow Capital Partners, L.P.	Sound Point Capital Management, L.P.

The Trust has obtained an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Advisor, subject to certain conditions and approval by the Trust’s Board of Trustees, to engage sub-advisors and change sub-advisors engaged by the Advisor to conduct the investment programs of the Fund without shareholder approval.

Investment Objectives
The Fund seeks to achieve consistent returns with low correlation to traditional financial market indices while maintaining a high correlation to the HFRI Fund of Funds Composite Index.  The Fund’s investment objective may be changed without shareholder approval.  The Fund will provide shareholders with 60 days’ notice before changing its investment objective.  As with any mutual fund, there can be no guarantee that the investment objective of the Fund will be achieved.

Principal Investment Strategies and Policies
The Fund seeks to achieve its objective by allocating its assets among a professionally selected group of Underlying Funds that employ a variety of investment techniques and strategies. By allocating its assets among a number of Underlying Funds, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. The Advisor believes that allocating among dissimilar investment styles that utilize different trading strategies and securities provides greater diversification against any market or sector-related event volatility.  Such a non-correlative approach among styles is expected to mitigate near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style.

As a fund of funds, the Fund seeks to achieve its investment objective by investing in other affiliated mutual funds and non-affiliated investment companies, the Underlying Funds.  The Fund is classified as diversified and, therefore, is required to maintain, as to 75% of its assets, 5% or less of its assets in any single issuer, excluding U.S. Government securities and securities of other investment companies.

The Affiliated Funds
The Advisor selects sub-advisors for the Affiliated Funds (the affiliated mutual funds in which the Fund invests) and allocates the assets of each Affiliated Fund among its respective sub-advisors.  The Advisor reviews a wide range of factors in evaluating each sub-advisor including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other sub-advisors, assets under management and number of clients.  As part of its due diligence process, the Advisor conducts a comprehensive review of each sub-advisor, its investment process and organization.  The Advisor conducts interviews with each sub-advisor’s key personnel, with third party references and industry sources.

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Under normal circumstances the Advisor generally expects to allocate the assets of the Fund among various Affiliated Funds at any given time.  The Advisor regularly evaluates each sub-advisor to determine whether its investment program is consistent with the investment objective of the Fund and whether its investment performance is satisfactory.  The Advisor may, subject to the approval of the Board of Trustees, engage sub-advisors or change sub-advisors engaged by the Advisor to conduct the investment programs of the Fund without shareholder approval.

Other Investment Strategies
The Fund may take temporary defensive positions in high quality, U.S. short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions.  The Underlying Funds also have the ability to employ strategies including (a) lending their portfolio securities to brokers, dealers and financial institutions; (b) borrowing money from banks or other financial institutions to purchase securities; and (c) investing in warrants, options and futures, reverse repurchase agreements, initial public offerings, restricted securities, and other investment companies. To the extent the Fund employs such strategies, the Fund may not achieve its investment objective.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

•
Aggressive Investment Risks:  The Underlying Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. Although many of the Underlying Funds use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Underlying Funds may use long only or short only strategies. The strategies employed by the Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent returns will be achieved.

•
Hedging Risks: The Underlying Funds may engage in various hedging practices, including by using short sales and put and call options, which entail substantial risks. For example, merger arbitrage strategies generally involve purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. If an acquisition is called off or otherwise not completed, each Underlying Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer’s securities. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when an Underlying Fund desires.

•
Shares of Other Investment Companies Risks: The Fund and the Underlying Funds may invest in or sell short shares of other investment companies, including ETFs as a means to pursue their investment objectives.  As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the Underlying Funds.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•
Derivative Securities Risks: The Underlying Funds may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Underlying Funds and therefore the Fund. The Underlying Funds could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Underlying Funds are unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

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•
Options and Futures Risks: The Underlying Funds may invest in options and futures contracts. The Underlying Funds also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Funds bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Underlying Funds may have difficulty closing out their positions.

•
Smaller Capitalization Risks: The Underlying Funds may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.

•
Credit Risk: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt—also known as “high-yield bonds” and “junk bonds”—have a higher risk of default and tend to be less liquid than higher-rated securities.

•
Interest Rate Risk: Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

•
Swap Agreement Risks: The Underlying Funds may enter into equity, interest rate, index, credit default and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Underlying Funds bear the risk that the counter-party that entered into a swap agreement will be unable or unwilling to perform its obligations under the swap agreement.

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Foreign Securities Risks: The Underlying Funds may invest in foreign securities, foreign currency contracts and depositary receipts relating to foreign securities. Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Underlying Funds to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets.

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Illiquid Securities Risk:  Illiquid securities involve the risk that the securities will not be able to be sold at the time or prices desired by the Fund or the Underlying Funds. Illiquid securities are not readily marketable and may include some restricted securities that may be resold to qualified institutional buyers in private transactions but otherwise would not have a regular secondary trading market.

Additional Investment Risks
In addition to the Principal Risks of the Fund listed above in the Summary Section, investing in the Fund may involve the following additional risks:

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Securities Lending Risks: The Underlying Funds may lend securities from the portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Underlying Funds could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The value of the securities lent by the Fund or an Underlying Fund may not exceed one-third of the Fund’s or Underlying Fund’s total net assets, respectively, and such loans must be fully collateralized based on values that are marked-to-market daily.

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Warrants Risks: The Underlying Funds may invest in warrants, which are derivative instruments that permit, but do not obligate, the holder to purchase other securities. Warrants do not carry with them any right to dividends or voting rights. A warrant ceases to have value if it is not exercised prior to its expiration date.

•
Reverse Repurchase Agreement Risks: The Underlying Funds may invest in reverse repurchase agreements, which involve a sale of a security to a bank or securities dealer and each Underlying Fund’s simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in a loss to the Underlying Funds. Reverse repurchase agreements are a form of leverage, which also may increase the volatility of the Underlying Funds.

•
Borrowing Risks: Because the Fund and the Underlying Funds may borrow money from banks or other financial institutions to purchase securities, commonly referred to as “leveraging,” the Fund’s exposure to fluctuations in the prices of these securities is increased in relation to the Fund’s capital. The Fund’s borrowing activities will exaggerate any increase or decrease in the net asset value (“NAV”) per share of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

•
High Portfolio Turnover Rate Risk: The Underlying Funds’ and the Fund’s investment strategies may result in high turnover rates.  In addition, the Underlying Funds’ and the Fund’s portfolio turnover rates may increase in response to meeting liquidity needs or increased market volatility, or both.  A high portfolio turnover rate may increase the Underlying Funds’ and respectively, the Fund’s short-term capital appreciation and increase brokerage commission costs. To the extent that the Underlying Funds and the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Underlying Funds and respectively, the Fund could be negatively impacted by the increased expenses incurred by the Underlying Funds and respectively, the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

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Initial Public Offerings Risks: The Underlying Funds may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Underlying Funds to buy or sell significant amounts of shares without unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

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Restricted Securities Risks: The Underlying Funds may invest without limit in securities that are subject to restrictions on resale, such as Rule 144A securities.  Rule 144A securities are securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Underlying Funds under Rule 144A under the Securities Act of 1933, as amended.  Under the supervision of its Board of Trustees, the Underlying Funds will determine whether securities purchased under Rule 144A are illiquid.  The Underlying Funds are restricted to investing no more than 15% of their total assets in securities that are illiquid; that is, not readily marketable.  If it is determined that qualified institutional buyers are unwilling to purchase these securities, the percent of each Underlying Fund’s assets invested in illiquid securities would increase.

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Real Estate Investment Trust Risks:  Investments in Real Estate Investment Trusts (“REIT(s)”) by an Underlying Fund will subject it to various risks. REIT share prices are likely to decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties.  In addition, returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market.  Furthermore, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments.  REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Qualification as a REIT under the Internal Revenue Code of 1986, as amended, in any particular year is a complex analysis that depends on a number of factors.  There can be no assurance that the entities in which an Underlying Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Underlying Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Underlying Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

The Advisor continuously monitors the investment positions owned by the Fund to ensure compliance with the Fund’s investment objective and the investment restrictions detailed in its Prospectus and the Fund’s Statement of Additional Information (“SAI”).  The Advisor generally expects the Fund’s assets to be invested across various industries.

FUND OF FUNDS STRUCTURE

The Fund seeks to achieve its investment objective by allocating its assets across various investment styles through investment in one or more Underlying Funds.  Each Underlying Fund invests its assets pursuant to a different investment objective and a different investment style.   In addition to its own expenses, the Fund bears a pro rata portion of the expenses of the Underlying Funds in which it invests.  The expenses in the Underlying Funds will include management, administrative and operational expenses, as well as those expenses related to the ongoing management of an Underlying Fund’s portfolio, such as brokerage commissions, dividends paid out on short positions and interest on borrowing for leverage purposes.  The operating expenses of the Affiliated Funds, as well as the Fund, are contractually capped.  The Fund’s investment in non-affiliated investment companies will not necessarily be capped.  As a result of the affiliated structure under which the Fund operates and the capping of operating expenses of the Fund and the Affiliated Funds in which the Fund primarily invests, the risk of layering fees inherent in a traditional fund of funds structure does not apply.

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SHARE CLASSES

The Fund issues its shares in multiple classes:  Class A, Class C, and Institutional Class shares. Class A shares are offered at NAV per share with a front-end sales charge.  The Class A shares are also issued with an annual Rule 12b-1 fee of 0.25%. The Class C shares are offered at NAV per share without a front-end sales charge.  The Class C shares have a contingent deferred sales charge of 1.00% and an annual Rule 12b-1 fee of 1.00%. The Class A and Class C shares do not charge a shareholder servicing fee.  Institutional Class shares are offered at NAV per share without a front-end sales charge, shareholder servicing fee, Rule 12b-1 fee or contingent deferred sales charge.

Class A and Class C shares are not currently offered for purchase.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  A list of the Fund’s underlying portfolio holdings as of each calendar quarter-end is available on the Fund’s website at hatterasfunds.com/library/funds within 60 days after the calendar quarter-end.  The calendar quarter-end portfolio holdings for the Fund will remain posted on the website until updated with required regulatory filings with the SEC.  The Annual and Semi-Annual Reports are available by contacting Hatteras Alternative Mutual Funds Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53202-0701 or calling 1-877-569-2382.

INVESTMENT ADVISOR

Hatteras Funds, LLC, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615, is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.

In order to facilitate the efficient supervision and management of the sub-advisors by the Advisor and the Trust’s Board of Trustees, the Trust and the Advisor applied for, and the SEC approved, an exemptive order, which is also applicable to the Affiliated Funds, that permits the Advisor, subject to certain conditions (including a no-action letter relating to the exemptive order) and approval by the Board of Trustees, but without shareholder approval, to hire new sub-advisors, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of employing a new sub-advisor, shareholders will receive notification of the change.

Subject to the authority of the Board of Trustees, the Advisor is responsible for the overall management of the Fund’s business affairs.  The Advisor invests the assets of the Fund, either directly or by using sub-advisors, according to the Fund’s investment objective, policies and restrictions.  Development of the Fund’s portfolio investment strategies and allocations to sub-advisors is done on a team management basis.  The Advisor furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund.

Pursuant to the investment advisory agreement by and between the Trust, on behalf of the Fund, and the Advisor (the “Advisory Agreement”), the Fund pays the Advisor an annual management fee of 0.25% of its average daily net assets. Additionally, each Affiliated Fund pays a management fee of 1.75% of such Affiliated Fund’s average daily net assets to the Advisor, pursuant to the Trust’s investment advisory agreement with the Advisor with respect to the Affiliated Funds.  A discussion of the factors that the Board of Trustees considered in approving the Fund’s Advisory Agreement is available in the Annual Report dated December 31, 2013.

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The Advisor has entered into an Operating Services Agreement, as amended (the “Services Agreement”) with the Fund to provide virtually all day-to-day services to the Fund.  Fees associated with the Services Agreement are class specific. The Fund pays the Advisor an annual operating services fee at the following annual rates:

Class A	0.99%
Class C	0.99%
Institutional Class	0.74%

The Advisor has also entered into a similar operating services agreement with the Affiliated Funds to provide virtually all day-to-day services to the Affiliated Funds.  Each Affiliated Fund pays the Advisor an annual operating services fee 0.25% of the average daily net assets of the class of shares expected to be owned by the Fund.  The combined effect of the Affiliated Funds’ management fee and Services Agreement is a total annual operating expense of 2.00% for the Affiliated Funds.  Because the Fund invests in the Affiliated Funds, these acquired fund fees and expenses, combined with the Fund’s management fee, the Services Agreement, the Rule 12b-1 Plan and the operating expense limitation agreement (discussed below) result in a cap or ceiling on the Fund’s ordinary annual operating expenses at the following annual rates (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses):

Class A	2.50%
Class C	3.25%
Institutional Class	2.25%

Under the terms of the Services Agreement, subject to the supervision of the Board of Trustees, the Advisor will provide, or arrange to provide, essentially all day-to-day operational services to the Fund.  The Advisor pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders. The Advisor will pay all expenses related to marketing the Funds as well as related bookkeeping expenses.

The Advisor has contractually agreed to waive its operating services fees and/or pay expenses of the Fund to ensure that the Fund’s Net Annual Fund Operating Expenses (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed the annual rates described in the table above through at least April 30, 2017.  The Fund’s operating expenses limitation agreement can only be terminated prior to its expiration upon a vote of the Board of Trustees.  Any waiver in operating services fees or payment of expenses made by the Advisor may be recouped by the Advisor in subsequent fiscal years if the Advisor so requests.  This recoupment may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) so long as such recoupments do not cause the Fund to exceed the Expense Caps or the expense limits in place at the time of such waiver or reimbursement.  The Advisor is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid, subject to these limitations.  Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board of Trustees.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any recoupment of fees and/or expenses.

Interest Expense and Dividends on Short Positions
The Fund’s operating expenses include expenses attributable to interest and dividends on short sales.  Expenses attributable to interest and dividends on short sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay an amount equivalent to any dividend declared or interest paid during the duration of the short position to the lender from which the Fund borrowed the security and is obligated to record the payment of the dividend or interest as an expense. Expenses attributable to interest and dividends on short sales are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund’s portfolio.

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INVESTMENT SUB-ADVISORS

The Advisor is responsible for selecting the sub-advisors to manage the Affiliated Funds.  The sub-advisors will be engaged to manage the investments of the Affiliated Funds in accordance with the applicable Affiliated Fund’s investment objective, policies and limitations and any investment guidelines established by the Advisor and the Board of Trustees.  Each sub-advisor will be responsible, subject to the supervision and control of the Advisor and the Board of Trustees, for the purchase, retention and sale of securities in the portion of each Affiliated Fund’s investment portfolio under its management.  The Affiliated Funds are expected to be series of the Trust or Underlying Funds Trust. A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisors’ investment advisory agreements is available in the Trust’s semi-annual report dated June 30, 2015 and in the Underlying Funds Trust’s annual reports dated December 31, 2013 and December 31, 2014 and semi-annual report dated June 30, 2014.

In order to facilitate the efficient supervision and management of the sub-advisors by the Advisor and the Trustees, the Trust and the Advisor applied for, and the SEC approved, an exemptive order that permits the Advisor, subject to certain conditions and approval by the Board of Trustees but without shareholder approval, to hire new sub-advisors, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement.  Within 90 days of retaining a new sub-advisor, shareholders will receive notification of the change.

Each of the sub-advisors listed below relies upon its respective advisory group for the day-to-day management of the portion of each Affiliated Fund’s portfolio that it manages.  The Advisor will pay the sub-advisors monthly an annual fee based upon the net assets of each Affiliated Fund allocated to that sub-advisor and may reimburse certain third-party legal or consulting expenses related to the selection and management of certain types of investments for the Affiliated Funds from the 1.75% management fee paid to the Advisor pursuant to the Trust’s or Underlying Funds Trust’s Advisory Agreement with respect to the Affiliated Funds.  The Fund is not responsible for the payment of this sub-advisory fee.

Amundi Smith Breeden LLC
The Advisor has entered into a sub-advisory agreement with Amundi Smith Breeden LLC (“Amundi Smith Breeden”) to manage a portion of the Hatteras Long/Short Debt Fund and Relative Value—Long/Short Debt Portfolio.  Amundi Smith Breeden is located at 280 South Mangum Street, Suite 301, Durham, NC 27701, and is a registered investment advisor. Amundi Smith Breeden provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, banking and thrift institutions, investment companies, pension and profit sharing plans, pooled investment vehicles, state and municipal government entities, foundations and insurance funds.

Apis Capital Advisors, LLC
The Advisor has entered into a sub-advisory agreement with Apis Capital Advisors, LLC (“Apis”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio.  Apis is located at 90 Park Avenue, 18 th floor, New York, New York, 10016 and is a registered investment adviser. Apis provides discretionary investment advisory services to clients primarily investing in globally traded public equity securities.

Blue Jay Capital Management, LLC
The Advisor has entered into a sub-advisory agreement with Blue Jay Capital Management, LLC (“Blue Jay”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio.  Blue Jay is located at 2121 Avenue Of The Stars, Suite 2420, Los Angeles, CA 90067 and is a registered investment adviser. Blue Jay provides investment advisory services to pooled investment vehicles and investment companies.

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Boardman Bay Capital Management LLC
The Advisor has entered into a sub-advisory agreement with Boardman Bay Capital Management LLC (“Boardman”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio. Boardman is located at 1120 Avenue of the Americas, 4th floor, New York, NY 10036 and is a registered investment adviser.  Boardman provides discretionary investment advisory services to private investment funds and/or separately managed accounts

Coe Capital Management, LLC
The Advisor has entered into a sub-advisory agreement with Coe Capital Management, LLC (“Coe”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio. Coe is located at 9 Parkway North, Suite 325, Deerfield, IL 60015, and is a registered investment advisor. Coe provides investment advice and portfolio management services to individuals, including high net worth individuals, investment companies, pension and profit sharing plans, other pooled investment vehicles, charitable organizations and other investment advisers.

FrontFour Capital Group, LLC
The Advisor has entered into a sub-advisory agreement with FrontFour Capital Group, LLC (“FrontFour”) to manage a portion of the Hatteras Event Driven Fund. FrontFour is located at Two Stamford Landing, 68 Southfield Avenue, Suite 290, Stamford, CT 06902, and is a registered investment advisor.  FrontFour provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.

ISF Management LLC
The Advisor has entered into a sub-advisory agreement with ISF Management LLC (“ISF”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio.  ISF is located at 767 Third Avenue, 39th Floor, New York, NY 10017, and is a registered investment advisor.  ISF provides portfolio management services to investment companies and other pooled investment vehicles.

Jadwin Partners, LLC
The Advisor has entered into a sub-advisory agreement with Jadwin Partners, LLC (“Jadwin”) to manage a portion of the Hatteras Market Neutral Fund.  Jadwin is located at One Embarcadero Center, 29th Floor, San Francisco, California, 94111 and is a registered investment adviser. Jadwin provides investment management services to investment companies and other pooled investment vehicles.

Longbow Capital Partners, L.P.
The Advisor has entered into a sub-advisory agreement with Longbow Capital Partners, L.P. (“Longbow”) to manage a portion of the Hatteras Market Neutral Fund.  Longbow is located at 598 Madison Avenue, 3rd. Floor, New York, New York 10022 and is a registered investment adviser. Longbow provides investment advisory services to private pooled investment vehicles and investment companies.

Lorem Ipsum Management, LLC
The Advisor has entered into a sub-advisory agreement with Lorem Ipsum Management, LLC (“Lorem Ipsum”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio.  Lorem Ipsum is located at 114 West 47th Street, 17th Floor, New York, New York 10036 and is a registered investment adviser. Lorem Ipsum provides investment advisory services to pooled investment vehicles and investment companies.

Lutetium Capital, LP
The Advisor has entered into a sub-advisory agreement with Lutetium Capital, LP (“Lutetium”) to manage a portion of the Hatteras Long/Short Debt Fund and Relative Value—Long/Short Debt Portfolio. Lutetium is located at Metro Center, One Station Place, Stamford, CT 06902 and is a registered investment adviser. Lutetium provides investment advisory services on a discretionary basis to commingled investment vehicles intended for institutional investors and other sophisticated investors.

Moab Capital Partners, LLC
The Advisor has entered into a sub-advisory agreement with Moab Capital Partners, LLC (“Moab”) to manage a portion of the Hatteras Event Driven Fund.  Moab is located at 15 East 62nd Street, New York, New York, 10065 and is a registered investment adviser. Moab provides investment advisory services to high net worth individuals, pooled investment vehicles and general partnerships.

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Mountaineer Partners Management, LLC
The Advisor has entered into a sub-advisory agreement with Mountaineer Partners Management, LLC (“Mountaineer”) to manage a portion of the Hatteras Event Driven Fund.  Mountaineer is located at 150 East 58th Street, 14th Floor, New York, New York 10155 and is a registered investment adviser. Mountaineer provides investment advice and portfolio management services to investment companies, other pooled investment vehicles and pension and profit sharing plans.

MP Securitized Credit Partners, L.P.
The Advisor has entered into a sub-advisory agreement with MP Securitized Credit Partners, L.P. (“MP Partners”) to manage a portion of the Hatteras Long/Short Debt Fund and Relative Value—Long/Short Debt Portfolio.  MP is located at 520 Madison Avenue, 35th Floor, New York, New York, 10022 and is a registered investment adviser.  MP provides investment management services to private funds and separately managed accounts.

Nicholas Investment Partners, L.P.
The Advisor has entered into a sub-advisory agreement with Nicholas Investment Partners, L.P. (“Nicholas”) to manage a portion of the Hatteras Market Neutral Fund. Nicholas is located at 6451 El Sicomoro Street, Rancho Santa Fe, CA 92067, and is a registered investment advisor. Nicholas provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies and other pooled investment vehicles.

Phoenix Investment Adviser, LLC
The Advisor has entered into a sub-advisory agreement with Phoenix Investment Adviser, LLC (“Phoenix”) to manage a portion of the Hatteras Long/Short Debt Fund and Relative Value—Long/Short Debt Portfolio.  Phoenix is located at 420 Lexington Avenue, Suite 2040, New York, New York, 10170 and is a registered investment adviser. Phoenix provides investment advisory services to clients including businesses and pooled investment vehicles.

Raven Rock Capital, LLC
The Advisor has entered into a sub-advisory agreement with Raven Rock Capital, LLC (“Raven Rock”) to manage a portion of the Hatteras Long/Short Debt Fund and Relative Value—Long/Short Debt Portfolio.  Raven Rock is located at 55 Vilcom Center, Suite 240, Chapel Hill, NC 27514, and is a registered investment adviser.  Raven Rock provides portfolio management services to investment companies and other pooled investment vehicles.

Sound Point Capital Management, L.P.
The Advisor has entered into a sub-advisory agreement with Sound Point Capital Management, L.P. (“Sound Point”) to manage a portion of the Hatteras Long/Short Debt Fund and Relative Value—Long/Short Debt Portfolio.  Sound Point is located at 375 Park Avenue, 25th Floor, New York, NY 10152, and is a registered investment advisor.  Sound Point provides investment advice and portfolio management services to high net worth individuals, investment companies, other pooled investment vehicles and trusts.

PORTFOLIO MANAGERS

Mr. Michael P. Hennen, CFA
Mr. Hennen is a portfolio manager for the Hatteras Funds. His primary responsibilities include asset allocation, portfolio construction, and manager research. Prior to joining Hatteras in 2009, Mr. Hennen was a Vice President at Morgan Stanley in the Graystone Research Group, an alternative investments advisory group within Morgan Stanley, where he led the sourcing, evaluation, execution, and monitoring of alternative investments across a variety of strategies. Before joining Morgan Stanley, Mr. Hennen was an Analyst at Morningstar in Chicago. Mr. Hennen received his Bachelor of Business Administration degree in Finance from Western Michigan University. Mr. Hennen has also earned his designation as a Chartered Financial Analyst (CFA).

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Mr. Roger Tyler Powers, III, CFA
Mr. Powers is a portfolio manager for the Hatteras Funds. His primary responsibilities include manager research including hedge fund manager sourcing and due diligence, asset allocation, and portfolio construction. Prior to joining Hatteras in 2008, Mr. Powers was a senior analyst at Brightleaf Capital, a long/short equity hedge fund. His responsibilities at Brightleaf included fundamental security analysis, financial modeling, and stock selection. Mr. Powers previously worked at BB&T Capital Markets as an Equity Research Analyst covering the specialty finance sector. He also spent several years at Deutsche Bank Alex. Brown, most recently as Vice President in the firm’s High Net Worth Private Client Division. Mr. Powers received his Bachelor of Arts degree in Economics from Washington and Lee University and his Master of Business Administration degree with a concentration in Investment Management from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. Mr. Powers has also earned his designation as a Chartered Financial Analyst (CFA).

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund will be determined at the close (generally 4:00 p.m., Eastern time) of the New York Stock Exchange (“NYSE”) on each day it is open for business and will be computed by determining the aggregate market value of all assets, based on the NAV per share of each of the Underlying Funds, of the Fund less its liabilities divided by the total number of shares outstanding.  The NYSE is closed on weekends and on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The determination of NAV per share for a particular day is applicable to all account applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day.  If events occur during the course of a day on which the Fund determines its NAV per share which, in the Advisor’s opinion, materially affect the value of one or more portfolio securities of an Affiliated Fund, these securities will be valued at their fair value as determined in good faith by the policies and procedures adopted by the Board of Trustees.  Examples of such events include, but are not limited to, securities which are not traded on a national stock exchange, and therefore closing prices are not available; securities not quoted by an independent pricing service; or securities for which current quotations are not available from other independent sources.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“Nasdaq”) Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the Nasdaq Global Market System shall be valued at the most recent trade price.

Options and futures contracts listed for trading on a securities exchange or board of trade shall be valued: (a) at the last quoted price, or (b) at the mean of the last bid and asked prices. In the absence of a sale, Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.

Fair value determinations may be required for the following securities: (1) securities for which market quotations are insufficient or not readily available at the valuation time on a particular business day; (2) securities for which, in the judgment of the Advisor or sub-advisor(s), the prices or values available do not represent the fair value of the instrument.  Factors which may cause the Advisor or sub-advisor(s) to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; and (3) securities determined to be illiquid in accordance with the Fund’s liquidity procedures.

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Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE.  In computing the NAV per share, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE.  Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE.  If these events materially affect the value of portfolio securities, these securities will be valued at their fair value as determined in good faith by the Board of Trustees. The Fund may hold portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, and consequently, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

HOW TO PURCHASE SHARES

Certain individuals may purchase Institutional shares at NAV per share, Class C shares at NAV per share  or Class A shares at NAV per share, plus the applicable sales charge, by sending a completed account application to one of the following addresses:

Regular Mail	Express/Overnight Mail
Hatteras Alternative Multi-Manager Fund, (specify class) c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Hatteras Alternative Multi-Manager Fund, (specify class) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Note:
The Fund does not consider the United States Postal Service or any other independent delivery service to be their agent.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Institutional Class Shares
Institutional Class shares of the Fund may be purchased through a financial intermediary and are primarily intended for qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s Distributor or for investment plans such as “wrap accounts” which have entered into an agreement with the Fund’s Distributor.  For example, Institutional Class shares may be purchased by financial intermediaries who (i) charge their clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Fund’s principal underwriter to offer Institutional Class shares through their no-load network or platform. Clients of these financial intermediaries may include, but are not limited to, individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans).  Institutional Class shares may also be purchased by other institutional investors subject to a $1 million investment minimum for all accounts.  The minimum initial investment for Institutional Class shares may also be waived for individual accounts of a financial intermediary, provided the aggregate value of such accounts invested in Institutional Class shares is at least $1 million or is anticipated by the Advisor to reach $1 million.

Class A Shares
Class A shares of the Fund are retail shares that require you to pay a sales charge when you invest in the Fund unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to a Rule 12b-1 fee of 0.25% of average daily net assets.

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If you purchase Class A shares of the Fund you will pay the public offering price (“POP”), which is the NAV next determined after your order is received, plus a sales charge (shown in percentages below) depending on the amount of your investment.  Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases.  The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares.  Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.  The sales charge is determined as follows:

Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance
Less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	2.75%	2.83%	2.50%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and above	0.00%	0.00%	See Below

The Distributor will receive all initial sales charges for the purchase of Class A shares of the Fund without a dealer of record.

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed, as described above.  Any applicable CDSC on Class A shares will be based on the lower of cost or current market value.

Class A Sales Charge Reductions and Waivers
You may be able to reduce the sales charge on Class A shares of the Fund based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders.  If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.  The programs described below and others are explained in greater detail in the SAI.

Reinvested Distributions:  You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions from the Fund.

Account Reinstatement:  You pay no sales charges on Class A shares you purchase with the proceeds of a redemption of Class A shares of the Fund within 120 days of the date of the redemption.  To reinvest in Class A shares at NAV (without paying a sales charge), you must notify the Fund in writing or notify your financial intermediary at the time of the transaction.

Letter of Intent (“LOI”):  By signing an LOI prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount within the next 13 months sufficient to meet one of the above breakpoint thresholds.  The investment must satisfy the initial purchase agreement.  Reinvested distributions do not count as purchases made during this period.  The Fund will hold in escrow shares equal to approximately 4.75% of the amount of shares you indicate in the LOI.  If you do not invest the amount specified in the LOI before the expiration date, the transfer agent will redeem a sufficient amount of escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares as of the expiration date.  Otherwise, the transfer agent will release the escrowed shares when you have invested the agreed amount.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.

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Rights of Accumulation (“ROA”):  You may combine the value at the current public offering price of Class A shares of the Fund with a new purchase of Class A shares of the Fund to reduce the sales charge on the new purchase.  The sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your currently owned shares and the amount of the new investment.  ROA allows you to combine the value of your account with the value of other eligible accounts for purposes of meeting the breakpoint thresholds above.

You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount.  The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include individual accounts, joint accounts and certain IRAs.

For the purpose of obtaining a breakpoint discount, members of your “immediate family” include your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.  In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.  Eligible accounts include those registered in the name of your financial intermediary through which you own shares in the Fund.

Certain groups or classes of shareholders: If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:

•	Current and retired employees, directors/trustees and officers of:
o	The Trust;
o	The Advisor and its affiliates; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Advisor and its affiliates.

•	Current employees of:
o	The transfer agent;
o	Broker-dealers, (including their affiliates) who act as selling agents for the Funds/Trust; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

More information regarding the Fund’s sales charges, breakpoint thresholds and waivers is available in the SAI and free of charge on the Fund’s website: hatterasfunds.com/funds.

Class C Shares
The offering price of a Class C share is the NAV per share with no initial sales charge.  The Fund pays a Rule 12b-1 distribution fee of 1.00% of the average daily net assets of the Fund’s Class C shares.  If you purchase Class C shares of the Fund, you will be subject to a 1.00% CDSC if you redeem your shares within 12 months of purchase, measured from the first day of the month in which the shares were purchased. The 1.00% charge will be assessed based on the lesser of cost or market value (which, for purposes of determining the CDSC, shares are considered sold on a first-in, first-out basis).  The CDSC does not apply to the purchase of shares from the reinvestment of dividends or capital gains distributions.  Investments of $1 million or more for purchase into Class C will be rejected.  Your financial intermediary is responsible for placing individual investments of $1 million or more into Class A.

You may buy shares of the Fund by contacting the securities broker-dealer or other financial services firm who gave you this Prospectus. When you buy shares, be sure to specify whether you want Class C shares.

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Distribution and Service (Rule 12b-1) Plan
The Fund has adopted a Distribution and Service Plan or “Rule 12b-1 Plan.” Under the plan, Class A and C shares pay a distribution fee of 0.25% and 1.00%, respectively, of the average daily net assets of the class to the Fund’s Distributor or certain other third parties to finance any activity which is principally intended to result in the sale of Class A or Class C shares. Under the plan, 0.75% of the 1.00% distribution and servicing fee for Class C shares may be used for distribution related activities and the remaining 0.25% may be used for shareholder servicing expenses.

Since the Fund’s assets are used to pay Rule 12b-1 fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.  Consequently, long-term shareholders eventually may pay more than the economic equivalent of the maximum initial charges permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Minimum and Additional Investment Amounts
The minimum initial investment for individuals, IRAs, corporations, partnerships and trusts is $1,000.  The minimum for subsequent investments is $250.  Shares of the Fund are offered on a continuous basis.  The Fund, however, reserves the right, in its sole discretion, to reject any account application to purchase shares.  After you open an account, you may purchase additional shares by sending a check together with the remittance stub from your most recent confirmation statement or a note stating the name(s) on the account and the account number, to the above address.  Institutional Class shares are subject to a $1 million investment minimum for all accounts.  The minimum initial investment for Institutional Class shares may also be waived for individual accounts of a financial intermediary, provided the aggregate value of such accounts invested in Institutional Class shares is at least $1 million or is anticipated by the Advisor to reach $1 million.

Waiving Your Initial Minimum Investment
The Advisor may waive the initial minimum in certain circumstances, including but not limited to the following:

•	Transfers of shares from existing accounts if the registration or beneficial owner remains the same.
•	Employees of the Advisor and its affiliates and their families.
•	Employees benefit plans sponsored by the Advisor.
•	Certain wrap programs offered by financial intermediaries.
•	Trustees of the Fund and their families.
•	Institutional clients of the Advisor.

The initial minimum investment for Institutional Class shares may also be waived for individual accounts of a financial intermediary, provided the aggregate value of such accounts invested in Institutional Class shares is at least $1 million or is anticipated by the Advisor to reach $1 million.

Make all checks payable to “Hatteras Alternative Multi-Manager Fund, (specify class).”  All purchases by check must be in U.S. dollars drawn on a U.S. financial institution.  The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  If your payment is not received, your check does not clear or your electronic funds transfer via ACH is rejected, your purchase will be canceled.  The Fund is unable to accept post-dated checks or any conditional order or payment.  In addition to any loss sustained by the Fund, a $25.00 charge may be imposed if your check does not clear.  Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.  Shares are held in street name for the owners.  The Fund reserves the right to reject any purchase in whole or in part.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new account application, you will be required to supply the Fund your full name, date of birth, social security number and permanent street address to assist the Fund in verifying your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

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If the Fund does not have a reasonable belief of the identity of a shareholder, the account application will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Please consult your financial advisor to determine if you are eligible to purchase shares of the Fund through a qualified financial intermediary account.

When Order is Processed
All shares will be purchased at the NAV per share, plus any applicable sales charge, next determined after the Fund receives your account application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•	the name of the Fund and class;
•	the dollar amount of shares to be purchased;
•	a completed account application or investment stub; and
•	check payable to Hatteras Alternative Multi-Manager Fund.

Purchase through Brokers
You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers or agents may set their own initial and subsequent investment minimums. Investors may be charged a fee if they effect transactions through a broker or agent.  The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.  Customer orders will be priced at the Fund’s NAV per share, plus any applicable sales charge, next computed after they are received by an authorized broker or the broker’s authorized designee.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Brokers are responsible for placing orders promptly with the Fund and for forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Advisor Affiliates
Hatteras Funds (“Issuer”) has certain affiliated companies that offer retail brokerage accounts and/or investment advisory services. These broker dealers and investment advisers, consistent with their obligations under applicable law, determine the appropriateness of the investments for each client independently, based upon the facts and circumstances of each proposed sale or recommendation of independent financial advisers associated with these firms. However, these broker-dealers or investment advisers, as a result of the affiliation with Issuer, may have a financial interest in offering a security of Issuer. One or more of the affiliated broker dealers may also act as a soliciting dealer for other offerings sponsored directly or indirectly by Issuer or other affiliated companies.

In accordance with Employee Retirement Income Security Act of 1974 (“ERISA”) affiliated investment advisers of Issuer may be required to waive certain fees for the advisory accounts that are covered by ERISA.  Specifically, if these ERISA covered accounts invest in securities of affiliated issuers there may be a prohibition under ERISA from charging management fees for both the account and affiliated security. Please consult with your financial adviser or investment adviser about these fees if the account at the affiliated broker-dealer or investment adviser is covered by ERISA.

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Telephone Purchase
Investors may purchase additional shares of the Fund by calling 1-877-569-2382.  If you accepted this option on your account application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (the “ACH”) network.  You must have submitted a voided check to establish banking information on your account prior to making a purchase.  Each order must be in the amount of $250 or more.  Your shares will be purchased at the NAV per share, plus any applicable sales charge, calculated on the day your order is placed, provided that your order is received prior to 4:00 p.m., Eastern time.

Purchase by Wire
To open an account or to make additional investments by wire, first call 1-877-569-2382 to notify the Fund of the incoming wire using the wiring instructions below:

U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No.: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No.: 112-952-137
Further Credit (fund name),
(your name or the title on the account)
(your account #)

Initial Investment – By wire
If you are making an initial investment in the Fund, before you wire funds, the Fund’s transfer agent must have a completed account application, which is included with this Prospectus.  Please contact the Fund’s transfer agent by phone to make arrangements with a telephone service representative to submit your completed account application via mail, overnight delivery, or facsimile.  Upon receipt of your completed account application, the transfer agent will establish an account for you and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.  Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing.  The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wire instructions.

For Subsequent Investments – By wire
If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, you should be sure to notify the transfer agent at 1-877-569-2382.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, you may call the Fund’s transfer agent.  Your bank may charge you a fee for sending a wire payment to the Fund.  Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing.  The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wire instructions.

U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No.: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No.: 112-952-137
Further Credit (fund name),
(your name/title on the account)
(account #)

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Automatic Investment Plan
You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers. After making the required initial investment of at least $1,000, you may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Your account application must be received 15 calendar days prior to the initial transaction. Please contact the Fund at 1-877-569-2382 for more information about the Fund’s Automatic Investment Plan. Shareholders should notify the Fund’s transfer agent of any changes to their Automatic Investment Plan at least five business days prior to the effective date. The Automatic Investment Plan must be implemented with a financial institution that is a member of the ACH. The Fund is unable to debit mutual fund or “pass through” accounts. A $25 fee will be charged if your bank does not honor the AIP draft for any reason.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-569-2382 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Retirement Plans
You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-877-569-2382 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Exchange Privilege
You may exchange your shares of the Fund for shares of the same class of any other mutual fund in the Trust. You should carefully read the Prospectus of the other fund before exchanging shares into that fund.  Be advised that exercising the exchange privilege consists of two transactions: a sale of shares of a fund and the purchase of shares in another.  Further, exchanges may have certain tax consequences and you could realize short- or long-term capital gains or losses.  Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise.  You should request your exchange prior to market close to obtain that day’s NAV per share.  Exchange requests received after the close of the NYSE will be treated as though received on the next business day

Additionally, you may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Distributor specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. No-Load shares of the Fund may be converted to Institutional Class shares of the same Fund.  Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired.  Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of the Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

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REDEMPTIONS

You may sell (redeem) your Fund shares on any day the NYSE is open for business either directly to the Fund or through your investment representative.

Written Redemption Requests
You may redeem your shares by simply sending a written request to the Fund’s transfer agent.  You should give your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration.  You should send your redemption request to:

Regular Mail	Express/Overnight Mail
Hatteras Alternative Multi-Manager Fund, (specify class) c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Hatteras Alternative Multi-Manager Fund, (specify class) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Note
The Fund does not consider the United States Postal Service or any other independent delivery service to be their agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Redeeming by Telephone
If you accepted telephone options on your account application, you may redeem shares having a value of up to $100,000 by telephone.  The proceeds will be sent on the business day following the redemption, but no later than the seventh business day after receipt.  The proceeds can be mailed to the address designated on your account, wired or electronic funds transferred directly to your existing account in any commercial bank or brokerage firm within the United States as designated on the Fund’s transfer agent’s records.  There is a $15 charge for each wire.  There is no charge to have proceeds sent by electronic funds transfer and credit will be available in two to three business days.  To redeem by telephone, call 1-877-569-2382.  IRA accounts are not redeemable by telephone.

If you decline the options, but wish to add them at a later time, a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source will be required.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  None of the Fund, U.S. Bancorp Fund Services, LLC, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or U.S. Bancorp Fund Services, LLC, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or U.S. Bancorp Fund Services, LLC, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be cancelled or modified.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

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Wire Redemptions
If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to U.S. Bancorp Fund Services, LLC to cover costs associated with the transfer, but U.S. Bancorp Fund Services, LLC does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan
If your individual account, IRA or other qualified plan account has a current account value of at least $25,000, you may adopt a Systematic Withdrawal Plan (“SWP”) to provide for monthly, quarterly or annual payments.  Under the plan, payments of $500 or more can be sent by check to your address of record, or can be sent by electronic funds transfer through the Automated Clearing House (ACH) network to your pre-determined bank account.  This service may be terminated or modified by the Fund at any time.  A withdrawal under the SWP involves redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Fund’s transfer agent no later than five days before the next scheduled withdrawal.  If you wish to open a SWP, please indicate on your account application or contact the Fund at 1-877-569-2382.

When Redemptions are Sent
Once the Fund receives your redemption request in “good order” as described below, your redemption will be processed at the next determined NAV per share following receipt of your redemption request.  Proceeds will typically be sent on the next business day, but not later than the seventh day after redemption.  If you purchase shares using a check, and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 calendar days).

Good Order
Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•	The request should be in writing, indicating the number of shares or dollar amount to be redeemed;
•	The request must identify your account number;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	The request should include a signature guarantee, if applicable (see section titled, “When You Need Signature Guarantees” below).

When You Need Signature Guarantees
The Fund’s transfer agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account transfers.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	if a change of address request was received by the transfer agent within the last 30 calendar days; and/or
•	for redemptions over $100,000.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee or signature validation stamp in other instances based on the circumstances.

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Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants from the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantee.

Retirement Plans
If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to 10% backup withholding tax.

Redeeming through Broker
If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Low Balances
If at any time your account balance falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000, your account could be closed.  This will not apply to any account balances that drop below $1,000 due to a decline in NAV per share.  The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record.  The Fund will not charge any redemption fee on involuntary redemptions.

Inactive Accounts
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Fund is intended for long-term investors.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows.  These cash flows can be disruptive to the portfolio manager’s attempts to achieve the Fund’s objective.  Further, frequent short-term trading of Fund shares drives up the Fund’s transaction costs to the detriment of the remaining shareholders.

For these reasons, the Fund uses a variety of techniques to monitor for and detect abusive trading practices. The Fund does not accommodate “market timers” and discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance.  The Board of Trustees has developed and adopted a market timing policy, which takes steps to reduce the frequency and effect of these activities in the Fund.  These steps include, monitoring trading practices, using fair value pricing, as determined by the Fund’s Board of Trustees, when the Advisor determines current market prices are not readily available.  These techniques may change from time to time as determined by the Fund in its sole discretion.

Trading Practices
Currently, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive.  The Fund may deem the sale of all or a substantial portion of a shareholder’s purchase of Fund shares to be abusive. In addition, the Fund reserves the right to reject purchases and exchanges if they believe that such transactions would be inconsistent with the best interests of Fund shareholders or this policy.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, the Fund’s distributor, on behalf of the Fund, has entered into written agreements with the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

Fair Value Pricing
The trading hours for most foreign securities end prior to the close of the NYSE, the time the Fund’s NAV per share is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when it calculates its NAV per share. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

The Board of Trustees has also adopted procedures, which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Advisor does not represent fair value. The Fund may also fair value a security if the Fund or the Advisor believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its investment company taxable income and net capital gain in December.  Distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from investment company taxable income (including any excess of net short-term capital gain over net long-term capital loss) are generally taxable to investors as ordinary income or, under current law, qualified dividend income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  If you elect to have dividends and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check into your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions.

The Fund expects that, as a result of its investment objectives and strategies, its distributions will consist primarily of short-term capital gains, which are taxable as ordinary income and under current law, qualified dividend income, depending on the source of such income to the Fund and any holding period requirements.  A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates.  Certain dividends or distributions declared in October, November or December as of a record date in such a month will be taxed to shareholders as if received in December, if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are generally exempt from federal income tax with respect to an investment in a regulated investment company, if they have not funded such investment with borrowed funds.

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Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

A 3.8% “Medicare Tax” is imposed on “net investment income” for taxpayers earning over specified amounts.  The tax is generally levied on income from interest, dividends, royalties, rents, and capital gains, but there are some exclusions and taxpayers should consult their tax advisors about the more precise definition of “net investment income” as it pertains to their particular situations.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (the “IRS”). If you are subject to backup withholding, the IRS requires the Fund to withhold a percentage of any dividend and redemption or exchange proceeds. The Fund will reject any account application that does not include a certified social security or taxpayer identification number.

Federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold.  Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.  The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders.  A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares.  Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes.  The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered."  The Fund and its service providers do not provide tax advice.  You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

IMPORTANT INFORMATION REGARDING DIVIDENDS ON SHORT SALES AND INTEREST
ON FUND BORROWING

The Fund, through its investment in affiliated Underlying Funds, uses modest leverage and short-selling techniques in pursuing its strategies.  Total Annual Fund Operating Expenses includes expenses paid by the Fund to vendors and its pro-rata share of such expenses paid by the Underlying Funds; also included are dividends paid out on short positions, and interest on borrowing for leverage purposes.  However, Total Annual Fund Operating Expenses excludes brokerage commissions.  Also, the short dividends expense is typically offset, in its entirety or in part, by the income derived from earnings on the cash proceeds of the short sales.  The actual impact of these expenses and income on the Fund may vary dramatically from year-to-year along with prevailing short-term interest rates, and portfolio composition and executive decisions.  Total Annual Fund Operating Expenses for the Fund, which includes the Fund’s expenses and its pro-rata share of expenses paid by the Underlying Funds (which includes an Advisory fee of 1.75% and an Operating Services fee of 0.25% for the Affiliated Funds as well as acquired fund fees and expenses associated with the Fund’s investment in non-affiliated investment companies) and excludes these short dividends expense and income items, are capped contractually at the rates described above in the “Annual Fund Operating Expenses” section and the “Investment Advisor” section.

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FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the Fund’s financial performance for the past five years or since a share class’ commencement, as applicable.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The financial highlights below have been derived from the Fund’s financial statements.  The Fund’s annual financial statements have been audited by Cohen Fund Audit Services, Ltd. (the “Auditor”), the Fund’s independent registered public accounting firm.  The Auditor’s report, along with the Fund’s annual financial statements, is included in the Fund’s Annual Report dated December 31, 2014, which is available upon request. The Fund’s semi-annual financial statements have not been audited and are included in the Fund’s Semi-Annual Report dated June 30, 2015, which is available upon request. Because Class A and Class C shares of the Fund did not commence operations until after June 30, 2015, there are no financial highlights tables for Class A and Class C shares.

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	Institutional Class
HATTERAS ALTERNATIVE MULTI-MANAGER FUND	Six Months Ended June 30, 2015 (Unaudited)	Year ended			Period from May 2, 2011 through December 31, 2011(1)
		2014	2013	2012
Per Share Data(2):
Net Asset Value, Beginning of Period	$10.70	$11.10	$10.16	$9.85	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.01)	(0.03)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.24	0.06	1.04	0.34	(0.13)
Total Gain (Loss) from Investment Operations	0.23	0.03	1.01	0.31	(0.15)
Less Dividends and Distributions:
Net investment income	—	(0.16)	(0.03)	—	—
Net realized gains	—	(0.27)	(0.04)	—	—
Total Dividends and Distributions	—	(0.43)	(0.07)	—	—

Net Asset Value, End of Period	$10.93	$10.70	$11.10	$10.16	$9.85

Total Return	2.15%(4)	0.28%	9.92%	3.15%	(1.50)% (4)

Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$98,708	$279,187	$251,695	$140,304	$36,961
Ratio of expenses including dividends on short positions and interest expense to average net assets(6)(7)(8):	3.38%(5)	3.16%	2.97%	3.18%	2.97% (5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(6):	2.25%(5)	2.25%	2.25%	2.25%	2.21% (5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.27)%(5)	(0.26)%	(0.26)%	(0.29)%	(0.29) %(5)
Ratio of dividends on short positions and interest expense
to average net assets(7):	1.13%(5)	0.91%	0.72%	0.93%	0.76% (5)
Portfolio turnover rate(9)	21%(4)	41%	35%	16%	8%(4)

(1)	The fund commenced operations on May 2, 2011.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the six months ended June 30, 2015, the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 1.99%, 2.00%, 1.99%, 1.96%, and 1.92%, respectively, for the annual operating expenses. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(8)
Amount presented is net of waiver. For the six months ended June 30, 2015, the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.47%, 3.26%, 3.06%, 3.24%, and 3.00% respectively.

(9)	The portfolio turnover rates shown here represent the Fund’s investments in the portfolios of Underlying Funds Trust.

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33

PRIVACY POLICY

FACTS	WHAT DOES HATTERAS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•           Social Security number
•           account balances
•           account transactions
•           transaction history
•           wire transfer instructions
•           checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
 All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ' personal information; the reasons Hatteras Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Hatteras Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 919.846.2324 or go to www.hatterasfunds.com

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What we do
Who is providing this notice?	Funds advised by Hatteras. A complete list is included below.
How does Hatteras Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does Hatteras Funds collect my personal information?
We collect your personal information, for example, when you

▪      open an account
▪      provide account information
▪      give us your contact information
▪      make a wire transfer
▪      tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

▪     sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪     affiliates from using your information to market to you
▪     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control.  They can be financial and nonfinancial companies.

▪      Our affiliates include RCS Capital Holdings, LLC, RCS Capital Corporation, Hatteras Funds, LLC, a registered investment adviser; Hatteras Capital
Distributors, LLC, a registered broker-dealer; and unregistered funds managed by Hatteras such as Hatteras GPEP Fund, L.P. and Hatteras Late Stage VC Fund I, L.P.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Hatteras Funds doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Hatteras Funds doesn’t jointly market.
List of funds providing this notice
Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, and Hatteras Alternative Mutual Funds Trust.

REV 9/2014

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HATTERAS ALTERNATIVE MULTI-MANAGER FUND

Advisor	Hatteras Funds, LLC 6601 Six Forks Road, Suite 340 Raleigh, NC 27615
Distributor	Hatteras Capital Distributors, LLC 6601 Six Forks Road, Suite 340 Raleigh, NC 27615
Sub-distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202
Legal Counsel	Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996
Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Custodian	U.S. Bank National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

For investors who want more information about the Fund, the following documents are available free upon request:

Statement of Additional Information (“SAI”): Additional information about the Fund is included in the SAI.  The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus).  The SAI provides more details about the Fund’s policies and management.  The SAI is available free of charge on the Fund’s website at hatterasfunds.com.

Annual and Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-annual reports to shareholders.  The Fund’s Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  These reports will be available free of charge on the Fund’s website at hatterasfunds.com.

To obtain free copies of these documents or other information about the Fund, or to make shareholder inquires about the Fund, please call 1-877-569-2382. You may also write to:

Hatteras Alternative Mutual Funds Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may review and obtain copies of Fund information at the SEC’s Public Reference Room in Washington, D.C. Please call (202) 551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File No: 811-21079

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HATTERAS ALTERNATIVE MULTI-MANAGER FUND
(formerly the Hatteras Hedged Strategies Fund)
Class A ( HMMAX )
Class C ( HMMCX )
Institutional Class (HHSIX)

a series of Hatteras Alternative Mutual Funds Trust

STATEMENT OF ADDITIONAL INFORMATION

December 4 , 2015

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of Hatteras Alternative Multi-Manager Fund (the “Fund”) dated December 4, 2015, offering the following share classes: Class A, Class C and Institutional Class shares (the “Prospectus”), copies of which may be obtained without charge by contacting the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-877-569-2382.

The Fund’s financial statements for the fiscal year ended December 31, 2014 are incorporated herein by reference to the Fund’s Annual Report dated December 31, 2014.  The financial statements for the Fund for the six months ended June 30, 2015 are incorporated herein by reference to the Fund’s Semi- Annual Report dated June 30, 2015. A copy of both reports may be obtained without charge by contacting the Fund’s transfer agent as shown above.

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THE TRUST

Hatteras Alternative Mutual Funds Trust (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on April 12, 2002.  The Trust currently offers eight series of shares to investors. This Statement of Additional Information relates to one such series, the Hatteras Hatteras Alternative Multi-Manager Fund (“Alternative Multi-Manager” or the “Fund”), formerly the Hatteras Hedged Strategies Fund. The Fund is classified as a diversified series of the Trust and has its own investment objective and policies. The Fund is set up in a fund-of-funds structure whereby the Fund invests in one or more affiliated portfolios and may also invest in non-affiliated investment companies.  The Trust may start another series and offer shares of a new fund under the Trust at any time.

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest (the “Shares”).  Shares of each series have equal voting rights and liquidation rights, and are voted in the aggregate and not by series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular series.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Trust does not normally hold annual meetings of shareholders.  The Board of Trustees shall promptly call and give notice of a meeting of shareholders for proposals when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.  The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Shareholders may purchase shares of the Fund through separate classes. The classes available for the Fund are: Class A shares, Class C shares and Institutional Class shares.

The various classes provide for variations in distribution costs, voting rights and dividends.  To the extent permitted under the 1940 Act, the Fund may also provide for variations in other costs among the classes.  Except for differences among the classes pertaining to such costs, each share of the Fund represents an equal proportionate interest in the Fund.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund, and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interests in the assets belonging to the Fund and the rights of shares of the Fund are in no way affected.  In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund.  Expenses attributable to the Fund are borne by the Fund.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board of Trustees in such manner as it allocates such expenses on the basis of relative net assets or number of shareholders.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Fund of Funds Structure
The Fund seeks to achieve its investment objective by allocating its assets across various investment styles through investment in one or more affiliated mutual funds (the “Affiliated Funds”) and may also invest in non-affiliated investment companies (collectively the “Underlying Funds”). Each Underlying Fund invests its assets pursuant to a different investment objective and a different investment style.  Hatteras Funds, LLC (the “Advisor”) may select from the Underlying Funds based upon changing markets and risk/return characteristics.  In addition to its own expenses, the Fund bears a pro rata portion of the expenses of the Underlying Funds in which it invests.  The expenses in the Underlying Funds will include management, administrative and operational expenses, as well as those expenses related to the ongoing management of the Underlying Fund’s portfolio, such as brokerage commissions, dividends paid out on short positions and interest on borrowing for leverage purposes.

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INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund.  As used in this SAI and in the Prospectus, the term “majority of the outstanding shares of the Fund” means the vote of whichever is less:

(1)	67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or

(2)	more than 50% of the Fund’s outstanding shares.

The following investment restrictions apply to the Fund.  These fundamental investment restrictions provide that:

(1)	The Fund may not issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted.

(2)	The Fund may not borrow money except that it may borrow:

(a)	for leveraging purposes,
(b)	from banks for temporary or emergency purposes, such as to meet unanticipated shareholder redemptions, or
(c)	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed).  Any such borrowings may be secured or unsecured.  The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)
The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)
The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities.  For purposes of complying with this restriction, each Fund will look through to the securities of the Affiliated Funds.

(5)
The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies that invest in real estate, or obligations secured by real estate or interests therein.

(6)	The Fund will not lend any of its assets, except as permitted under the Securities Lending restrictions set forth in the Prospectus.

(7)
The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings (as set forth above under Investment Restriction 2(a) above), or with respect to a securities lending program.  Notwithstanding anything to the contrary herein, the Fund may pledge collateral in connection with investments in certain derivative transactions permitted in the Prospectus and Statement of Additional Information.

(8)	The Fund may not purchase or sell commodities or commodity contracts.

Non-fundamental investment restrictions may be amended by a majority vote of the Trustees of the Fund without obtaining shareholder approval.  These non-fundamental investment restrictions provide that:

(1)
The Fund may not hold more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may include restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than 7 days after notice.

Table of Contents - Statement of Additional Information

(2)
The Fund may not sell short securities having a total market value in excess of 100% of the value of the net assets of the Fund, and the value of the securities of any one issuer in which the Fund is short may not exceed the lesser of: (a) 10% of the value of the Fund’s net assets or (b) 10% of the securities of any class of any issuer.

(3)
The Fund may not (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of the Fund; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of its net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

(4)	The Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act.

If a particular percentage restriction on investment or utilization of assets as set forth above, is adhered to at the time an investment is made, a later change in percentage resulting from a change in values or assets will not constitute a violation.  However, if at any time borrowings exceed 33 1/3% of total assets, the Fund must reduce its borrowings within three business days thereafter.

INVESTMENT POLICIES

A more detailed discussion of some of the investment strategies and securities described in the Prospectus (see “Investment Objective, Principal Investment Strategies, Policies and Related Risks”) appears below:

Additional Information on Investment Strategies and Securities
Each Underlying Fund may invest in the following types of strategies and securities including those discussed in the Prospectus:

Merger Arbitrage. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition.  The size of the discount, or spread, and whether the potential reward justifies the potential risk are functions of numerous factors affecting the riskiness and timing of the acquisition.  Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

Because the expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to have a substantial probability of success.  The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by such Fund, and delays can substantially reduce such returns.  See “Portfolio Turnover.”

Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors.  See “Allocation of Portfolio Brokerage” and “Portfolio Turnover.”  Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with the Fund’s overall investment strategy, which may be considered speculative.

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The principal risk associated with the Affiliated Funds’ arbitrage investment strategies is that the relationships between securities in which the Affiliated Funds take investment positions may change in an adverse manner, in which case the Affiliated Funds may realize losses.

Over-the-Counter Transactions. As part of its portfolio strategy, the Fund may engage in transactions in options that are traded over-the-counter (“OTC transactions”).  OTC transactions differ from exchange-traded transactions in several respects.  OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers.

As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience a loss.  An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt.  Any such cancellation, if agreed to, may require the Fund to pay a premium to that dealer.  In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted.  In such cases, the Fund may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

It is the Fund’s intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction.  There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.  OTC transactions for which there is no adequate secondary market will be considered illiquid.

Equity Securities. The Fund may invest in equity securities consistent with the Fund’s investment objective and strategies.  An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  Equity securities, such as common stocks, represent shares of ownership of a corporation.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Please see “Preferred Stock” below.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  Please see “Convertible Securities” below.

To the extent the Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of smaller sized companies.  Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group.  In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Preferred Stock.  The Fund may invest in preferred stocks.  A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer dissolve.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities.  The Fund may invest in convertible securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

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Investment Company Securities. The Fund may invest up to 100% of its assets in shares of affiliated investment companies. The Fund may also invest in money market mutual funds in connection with its management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

The Fund’s investment in other investment companies may consist of shares of exchange-traded funds (“ETFs”).  ETFs are securities the value of which either tracks a securities index or basket of securities or is determined based on the ETF’s portfolio of assets that are actively managed by the ETF’s investment advisor. The Fund’s investments in ETFs are subject to its limitations on investments in other investment companies.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Commercial Paper.  Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations.  The Fund will only invest in commercial paper rated A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s.  Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Advisor, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s.  Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer’s parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  These factors are all considered in determining whether the commercial paper is rated Prime-1.  Issuers of commercial paper rated A (highest quality) by Standard & Poor’s have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

Repurchase Agreements.  Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security.  A repurchase agreement involves the obligation of the seller to repurchase the securities at the agreed upon price, which obligation is in effect secured by the value of the underlying security.  The Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

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Warrants.  The Fund may invest a portion of its assets in warrants.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Initial Public Offerings.  The Fund may purchase shares in initial public offerings (IPOs).  Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling IPO shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.  Investing in IPOs has added risks because their shares are frequently volatile in price.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Foreign Securities.  Subject to the Fund’s investment policies and quality standards, the Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depository Receipts and listed on domestic securities exchange or traded in the United States on over-the-counter markets.

Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in the fund that invests only in securities of U.S. domestic issuers.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers and issuers of securities.  Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States.  Settlement practices may include delays and may differ from those customary in United States markets.  Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.  Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the United States.  These differences could negatively impact foreign securities in which the Fund invests.

When-Issued Securities and Forward Commitments.  The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Advisor deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Futures and Options on Futures. The Fund may enter into commodity futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.  A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

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The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

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When the Fund invests in derivative instruments (including swaps), it may be required to segregate cash and/or liquid securities to the extent Fund obligations are not covered or otherwise offset. Generally, if the Fund does not cover its obligations to pay or deliver securities or other assets, the Fund will segregate cash or liquid securities in an amount at least equal to the current amount of the obligation. With respect to investments in futures contracts, the Fund will deposit initial margin and any applicable daily variation margin in addition to segregating cash or liquid securities sufficient to satisfy its obligation to purchase or provide securities or currencies, or to pay the amount owed at the contract’s expiration.

Writing Covered Call Options.  The Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased.  A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date).  A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period.

When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written.  Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices.  In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund.  The principal reason for the Fund to write call options on securities held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

There is no assurance that a closing transaction can be effected at a favorable price.  During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Writing Covered Put Options. The Fund may write covered put options on equity securities to assure a definite price for a security if they are considering acquiring the security at a lower price than the current market price or to close out options previously purchased.  A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period.  The operation of put options in other respects is substantially identical to that of call options.

When writing put options on securities, the Fund may cover its position by owning a put option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by the Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices.  In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by the Fund.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

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Options Transactions.  The Fund may write both covered and uncovered options.  Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks:

•	the writer of an option may be assigned an exercise at any time during the option period;
•	disruptions in the markets for underlying instruments could result in losses for options investors;
•	imperfect or no correlation between the option and the securities being hedged;
•	the insolvency of a broker could present risks for the broker’s customers; and
•	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.  The success of the Fund in using the option strategies described above depends, among other things, on the Advisor’s ability to predict the direction and volatility of price movements in the options and securities markets and the Advisor’s ability to select the proper time, type and duration of the options.

By writing call options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.  The Fund may also seek to earn additional income through receipt of premiums by writing covered put options.  The risk involved in writing such options is that there could be a decrease in the market value of the underlying security.  If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.

The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities.  The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market.  In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid.  The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium.  If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy.  The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market.  Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid.  In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received.  When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

Credit Derivatives. The Fund may enter into credit default swaps, as a buyer or a seller.  The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying reference obligation in exchange for the underlying reference obligation.  If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased.  However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying reference obligation that may have little or no value following default.  As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default.  If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying reference obligation in return for the receipt of the underlying reference obligation. The value of the underlying reference obligation received by the Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.  Credit default swaps involve different risks than if the Fund invests in the underlying directly.

Borrowing.  The Fund may borrow to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

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The Fund may also be deemed to be borrowing when entering into certain derivative transactions such as certain options, forwards or swap transactions.  This type of borrowing is generally referred to as economic leverage.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with their lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Illiquid Securities.  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  Illiquid securities include securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.  In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.  The Fund will not knowingly hold more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturates over seven days, over-the-counter options and certain restricted securities not determined by the Trustee to be liquid.

Bank Loans.  The Fund may purchase senior secured floating rate loans or senior secured floating rate debt securities (collectively "Bank Loans"). Investments in Bank Loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the NAV of the Fund. The Fund may invest in Bank Loans that are secured by specific collateral, however there can be no assurance that such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Bank Loan.

There is no organized exchange on which Bank Loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of Bank Loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a Bank Loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some Bank Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Bank Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of the Bank Loans or causing interest previously paid to be refunded to the borrower. Investments in Bank Loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Bank Loans for investment by the Fund may be adversely affected. Many Bank Loans are not registered with the Securities and Exchange Commission or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most Bank Loans than is the case for many other types of securities. Although a Bank Loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.

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Restricted Securities. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”).  The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Short Sales.  The Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments.  For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short.  The Fund will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated.  The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion.  However, should the acquisition be called off or otherwise not completed, the may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities.  At all times when the Fund does not own securities which are sold short, the Fund will maintain long securities available for collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

Investment in Privately Negotiated Options. The Fund may also invest in privately negotiated option contracts (each a “Private Option”). Generally, an option buyer negotiates with a bank or investment bank to buy a Private Option with contract terms that are more flexible than standardized exchange traded options. Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the asset or basket of securities comprising the reference portfolio that determines the value of the Private Option.

Private Options will generally have a term ranging from 12 to 60 months. The Fund may buy Private Options that will be based on an asset or a basket of securities (the “Basket”) selected by the portfolio managers in accord with the Fund’s Investment Objective and approved by the counterparty (the “Counterparty”). The Basket may be comprised of securities that include common and preferred stock, government and private issuer debt (including convertible and non-convertible debt), options and futures contracts, limited partnership interests (including so-called “hedge funds”) and shares of registered investment companies. During the term of a Private Option, the portfolio managers expect to have a limited right to modify the notional amount of the Private Option and the assets that comprise the Basket.

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As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees (the “Premium”) paid for the Private Option. The Private Option will be structured so that it allows the Fund to benefit from an increase in the value of the Basket without owning the assets that comprise the Basket. Upon a decline in the value of the Basket, the Fund may lose all or a portion of the Premium paid for the Private Option. The Fund’s gain or loss may be magnified by writing the Private Option with reference to a much larger notional amount of the Basket than the Premium being paid by the Fund. At no time will the Fund or its shareholders be exposed to a risk of loss in excess of the Premium.

Upon the termination or expiration of a Private Option, the Fund will be entitled to receive from the Counterparty a cash payment (the “Settlement Price”), which is based on the change in value of the Basket serving as a benchmark for that Private Option. In no event will the Fund have the right to acquire the assets that comprise the Basket. The Settlement Price may reflect deductions for fees and an interest-equivalent amount payable to the Counterparty for establishing the Private Option. The Settlement Price will typically be payable to the Fund within a specified number of business days after termination or expiration of the Private Option. Any Private Option that does not require payment of the Settlement Price within seven calendar days after termination or expiration or that cannot be terminated by the Fund at any time will be treated as an illiquid asset.

The Counterparty will generally have the right to terminate a Private Option at any time prior to maturity. If the Basket does not sufficiently increase in value prior to termination or expiration, the Fund may still suffer losses even though the Basket increased in value because of fees and interest-equivalent amounts payable to the Counterparty or because the increase in value of the Basket has been insufficient to trigger a position settlement value.

The Counterparty to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments. Each Counterparty will be one determined by the Advisor to be creditworthy and approved by the Board, including a majority of the Independent Trustees. Neither the Advisor nor the Fund will have any control over any hedging or similar techniques used by the Counterparty to attempt to ensure the Counterparty’s ability to perform under each Private Option. Likewise, neither the Advisor nor the Fund will have any claim on securities or other property, if any, which may be purchased by the Counterparty in connection with the Private Option. Should the Counterparty be unable to perform its obligations under a Private Option, then the Company could lose all or a portion of the Premium and the gain, if any, relating to such Private Option.

The following examples are intended to illustrate the basic structure and the gain or loss that the Fund might realize on Private Options. Certain details of a typical Private Option have been simplified for purposes of these examples.

Example A - Hypothetical Gain
The Fund decides to acquire an interest in the increase (or decrease) in the value of securities that reflect the Fund’s investment objective (the “Securities”). The Fund purchases a Private Option from a Counterparty using a Basket established under the Private Option that is comprised of the Securities. For example, the Fund may choose a notional amount of $150,000 and pay to the Counterparty a $50,000 up-front premium for the Private Option with the Fund entitled to any increase in value of the Basket in excess of $150,000. The Counterparty may or may not decide to purchase the notional value, $150,000, of the Securities that comprise the Basket in order to hedge its obligations under the Private Option. The Private Option is terminated after one year, at which time the value of the Index has increased to $180,000 and the Fund has paid $5,000 in fees and interest-equivalent payments. The Settlement Price would be calculated as $180,000 (the current notional amount), less $100,000 in economic leverage, and the Fund would have a net gain of $25,000 ($180,000 less $100,000 less $50,000 less $5,000).

Example B - Hypothetical Loss
The Fund purchases a Private Option under the terms described above.  However, upon termination of the Private Option the value of the Basket has declined to $120,000. The Settlement Price would be calculated as $120,000, less $100,000 in economic leverage, and the Fund would have a net loss of $35,000 ($120,000 less $100,000 less $50,000 less $5,000).

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Equity Swap Agreements. The Fund may also enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.
Forms of swap agreements include:

(1)	equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

(2)	equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3)	equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

Interest Rate Swap Agreements. The Fund may also enter into interest rate swap agreements. The Fund is subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Interest rate swap agreements can be used to help hedge against this risk and to maintain the Fund’s ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets.  The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 25% of the Fund’s net assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines.  Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Segregated Accounts
When the Fund invests in derivative instruments (including swaps), it may be required to segregate cash and/or liquid securities to the extent Fund obligations are not covered or otherwise offset. Generally, if the Fund does not cover its obligations to pay or deliver securities or other assets, the Fund will segregate cash or liquid securities in an amount at least equal to the current amount of the obligation. With respect to investments in futures contracts, the Fund will deposit initial margin and any applicable daily variation margin in addition to segregating cash or liquid securities sufficient to satisfy its obligation to purchase or provide securities or currencies, or to pay the amount owed at the contract’s expiration.

Government Obligations
U.S. Government obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA” or “Fannie Mae”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), and the Student Loan Marketing Association.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury Department; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

In September 2008, the Federal Housing Finance Agency (“FHFA”) and the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury have imposed strict limits on the size of their mortgage portfolios. Since the end of 2007, Fannie Mae and Freddie Mac have received U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid substantially all of that amount in dividends and Fannie Mae and Freddie Mac have not required a draw from the U.S. Treasury since the fourth quarter of 2011, or the first quarter of 2012 respectively. Fannie Mae and Freddie Mac ended the fourth quarter of 2013 with positive net worth and, as a result, neither required a draw from the U.S. Treasury. No assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that Fannie Mae and Freddie Mac remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

The Fund may invest in sovereign debt obligations of foreign countries.  A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.  Emerging market governments could default on their sovereign debt.  Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt.  The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Corporate Debt Securities
The Fund may invest in fixed-income securities of any maturity including fixed income securities rated below “investment grade” by one or more recognized statistical ratings organizations, such as Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”).  Bonds rated below BBB by Standard & Poor’s or Baa by Moody’s, commonly referred to as “junk bonds,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both Standard & Poor’s and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds.  Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

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Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security.  If a security’s rating is reduced while it is held by the Fund, the Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates.

Cyber Security Risk. The Trust and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Trust to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Trust or its Advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Trust. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Trust to regulatory fines or financial losses and/or cause reputational damage. The Trust may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investment in such companies to lose value.

Healthcare/Biotechnology Sector Risks.  Companies within the healthcare and biotechnology industries invest heavily in research and development which may not necessarily lead to commercially successful products or may lead to products that become obsolete quickly.  The healthcare and biotechnology sector is also subject to increased governmental regulation which may delay or inhibit the release of new products.  Many healthcare and biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment of such rights may have adverse financial consequences.  Healthcare and biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Healthcare and biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.  As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of healthcare and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

Temporary Investments. The Fund may adopt temporary defensive positions by investing up to 100% of its net assets in positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, the Fund may invest temporarily a substantial portion of its assets in:

▪	cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities;

▪
commercial paper rated A-1 by S&P or Prime-1 by Moody’s.  In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; obligations of the U.S. government or its agencies or instrumentalities; and

▪	repurchase agreements;

To the extent the Fund invests in these temporary investments, the Fund may not reach its investment objective.

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MANAGEMENT

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Amended and Restated Declaration of Trust of the Trust (“Declaration of Trust”), which has been filed with the Securities and Exchange Commission and is available upon request.  The Board of Trustees consists of eight individuals, six of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or the Advisor (“Independent Trustees”).  Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer.  The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses that, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes.  The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.  Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise stated, the address of each Trustee and officer is c/o Hatteras Funds, LLC, 6601 Six Forks Road, Suite 340, Raleigh, North Carolina 27615.

Independent Trustees
Name, Address and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During Past Five Years***
Joseph E. Breslin Born: 1953	Trustee and Chairman	Indefinite Term since 2004	Consultant (2009 to present), Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to 2009)	18
Director, Kinetics Mutual Funds, Inc. (mutual fund) from 2000 to present (8 portfolios); Trustee, Kinetics Portfolios Trust (mutual fund) from 2000 to  present (8 portfolios); Trustee, Forethought Variable Insurance Trust (mutual fund) from 2013 to present (5 portfolios); Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015 .

H. Alexander Holmes Born: 1942	Trustee	Indefinite Term since 2009	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to present).	18	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015 .
Thomas Mann Born: 1950	Trustee	Indefinite Term since 2002	Private Investor (2012 to present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012)	18
Director, F-Squared Investments, Inc. from 2012 to present; Director, Virtus Global Multi-Sector Income Fund from 2011 to present; Director, Virtus Total Return Fund and Virtus Alternative Solutions Fund from 2012 to present; Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015 .

Steve E. Moss Born: 1953	Trustee	Indefinite Term since 2009	Principal, Holden, Moss, Knott, Clark & Copley, P.A., accountants and business consultants (1996 to present). Member Manager, HMKCT Properties, LLC (1996 to present).	18	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015 .

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Name, Address and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During Past Five Years***
Gregory S. Sellers Born: 1959	Trustee	Indefinite Term since 2009	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to present). Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to 2009).	18	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015 .
Joseph Velk Born: 1960	Trustee	Indefinite Term since 2014	Managing Member, Contender Capital, LLC, an investment firm (2000 to present).	18	Trustee, HCIM Trust (mutual fund) from 2014 to 2015 .

Interested Trustees
Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During Past Five Years***
Peter M. Budko* Born: 1960	Trustee	Indefinite Term since 2014	Partner, American Realty Capital, an investment advisory firm (2007 to present); Chief Executive Officer, BDCA Adviser, an investment advisory firm (2010 to present); Director, ARC Realty Finance Trust, Inc. (2013 to present); Director, RCS Capital Corp (2013 to present).	18	Director, ARC Realty Finance Trust, Inc. from 2013 to present; Director, RCS Capital Corp from 2013 to present.
David B. Perkins* Born: 1962	Trustee and President	Indefinite Term since 2009	Chairman and Managing Principal, Hatteras Funds (2003 to present).	18	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013.
*	Messrs. Perkins and Budko are each an “interested” Trustee because of their affiliation with the Advisor.
**
The term “fund complex” refers to the Trust (consisting of 8 funds), the Underlying Funds Trust (consisting of three funds), Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P.

***
Each Trustee is also a trustee of Hatteras GPEP II, LLC, a fund that would be an investment company but for the exclusion provided by section 3(c)(1) of the 1940 Act. The Advisor also serves as investment adviser to Hatteras GPEP II, LLC.

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Officers
Name, Address and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Robert Lance Baker Born: 1971	Treasurer	Indefinite Term since 2009
Chief Financial Officer, Hatteras Funds, LLC from 2014 to present; Chief Financial Officer, Hatteras Capital Investment Management, LLC (“HCIM”), Hatteras Investment Partners (“HIP”) from 2008 to 2014, Chief Financial Officer, Hatteras Alternative Mutual Funds, LLC (“HAMF”) from 2009 to 2014.

Andrew P. Chica Born: 1975	Chief Compliance Officer	Indefinite Term since 2009	Chief Compliance Officer, Hatteras Funds, LLC from 2014 to present; Chief Compliance Officer, HIP and HCIM from 2007 to 2014, Chief Compliance Officer, HAMF from 2009 to 2014.
J. Michael Fields Born: 1973	Secretary	Indefinite Term since 2009	Chief Operating Officer, Hatteras Funds, LLC from 2014 to present; Chief Operating Officer, HIP from 2003 to 2014, HCIM from 2007 to 2014, Chief Operating Officer, HAMF from 2009 to 2014.

The Board of Trustees believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness.  The Board determined that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each Trustee.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Trustee.  Each Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas:  management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Trustee of the Trust or other trusts in the Fund Complex.  Information indicating the specific experience, skills, attributes and qualifications of each Trustee, which led to the Board’s determination that the Trustee should serve in this capacity, is provided below.

Joseph E. Breslin.  Mr. Breslin has been a Trustee and Chairman of the Board since 2004.  He has over 25 years of investment management experience and has held positions as the chief operating officer of a financial services company and an investment management company.  He currently serves as a director and trustee of unrelated mutual funds and has held such positions since 2000.

H. Alexander Holmes.  Mr. Holmes has been a Trustee since 2009.  He has degrees in law and accounting and spent 25 years in the tax practice of a nationally recognized accounting firm and was a managing partner of one of its offices.  He has over 43 years of experience as a tax professional and estate planning consultant and has served on the boards and audit committees of several public companies.  He is a retired certified public accountant and the founder of a tax and financial consulting firm advising family businesses and high net worth individuals.

Thomas Mann.  Mr. Mann has been a Trustee since 2002.  He has 40 years of asset management and banking experience and is currently a private investor.  He is a former managing director of an investment bank.

Steve E. Moss.  Mr. Moss has been a Trustee since 2009.  He has over 30 years of public accounting experience advising businesses and high net worth individuals. He is a certified public accountant and is currently a principal of an accounting firm and a manager of a real estate investment partnership.

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Greg Sellers.  Mr. Sellers has been a Trustee since 2009.  He has over 25 years of experience in finance, including public accounting, and has held positions in private companies as a chief financial officer and vice president of finance.  He is currently the chief financial officer of a marketing and print communications solutions company.

Joseph Velk. Mr. Velk has been a Trustee since 2014. He has over 25 years of experience in venture capital investing and investment consulting, and has held positions as an executive in private companies in the investment management industry. He is currently the managing member of a venture capital investment firm.

Peter M. Budko. Mr. Budko has been a Trustee since 2014. Mr. Budko has over 20 years of experience in capital markets and investment banking. He is currently a partner of an investment advisory firm and the Chief Executive Officer of an SEC-registered investment adviser. He also serves as a director of other entities unaffiliated with the Fund Complex and is a director of the Advisor’s ultimate parent company.

David B. Perkins.  Mr. Perkins has been a Trustee and President of the Trust since 2009.  In addition, Mr. Perkins has been Chairman and President of each registered closed-end fund in the Hatteras Funds Complex since inception. Mr. Perkins is also the Chief Executive Officer of the Advisor and was the Chairman and Managing Principal of Hatteras Investment Partners LLC and its affiliated entities from September 2003 to 2014.  Mr. Perkins has over 20 years of experience in investment management consulting and institutional and private client relations and offers proven experience building, operating and leading client-focused businesses.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure
The Board of Trustees consists of eight individuals, six of whom are Independent Trustees.  The Chairman of the Board of Trustees, Mr. Joseph E. Breslin, is an Independent Trustee and serves as liaison for communications between the Trustees and the Trust’s management and service providers.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Advisor and other service providers with respect to services provided to the Trust, potential conflicts of interest that could arise from these relationships and other risks that the Trust may face.  The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Trust’s operations is important, in light of the size and complexity of the Trust and the risks that the Trust faces.  The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Trust, and the environment in which the Trust operates, changes.

Board of Trustees’ Role in Risk Oversight of the Trust
The Board oversees risk management for the Trust directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Trust’s senior officers (including the Trust’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Advisor, the Trust’s independent auditors, legal counsel and personnel from the Trust’s other service providers.  The Board has adopted, on behalf of the Trust, and periodically reviews with the assistance of the Trust’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Trust’s activities.  In addition, the Advisor and the Trust’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Trust’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

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Board Committees

Audit Committee
The members of the Audit Committee of the Board of Trustees are Messrs. Breslin, Mann, Holmes, Moss, Velk and Sellers, each an Independent Trustee.  Mr. Moss is the chairperson of the Audit Committee. The Audit Committee oversees the Fund’s financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent registered public accountants and plans to meet at least once annually.  The Audit Committee met five times during the last fiscal year.

The members of the Audit Committee are also responsible for compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by the issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the issuer attorneys).  An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence to a member of the Audit Committee as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

Nominating Committee
The members of the Nominating Committee of the Board of Trustees are Messrs. Breslin, Mann, Holmes, Moss, Velk and Sellers, each an Independent Trustee. Mr. Sellers is the chairperson of the Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee does not consider nominees recommended by shareholders for vacancies on the Board.  The Nominating Committee met one time during the last fiscal year.

Valuation Committee
The members of the Valuation Committee of the Board of Trustees are Messrs. Breslin, Mann, Holmes, Moss, Velk and Sellers, each an Independent Trustee, and Mr. Baker and Ms. Hughes, each of the Advisor.  Mr. Mann is the chairperson of the Valuation Committee.  The Valuation Committee is responsible for monitoring the valuation of portfolio securities and other investments, and, as required by the Trust’s valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors.  The Valuation Committee met four times during the last fiscal year.

Compensation
Each Trustee who is not affiliated with the Trust or the Advisor receives an annual retainer in the amount of $45,000 per year, as well as reimbursement for any reasonable expenses incurred attending the meetings.  “Interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

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The table below details the amount of compensation the Trustees received for the fiscal year ended December 31, 2014.  Currently, the Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation from the Trust (1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(2)
Independent Trustees:
Joseph E. Breslin	$32,000	$0	$0	$87,000
H. Alexander Holmes	$32,000	$0	$0	$87,000
Thomas Mann	$32,000	$0	$0	$87,000
Steve E. Moss	$32,000	$0	$0	$87,000
Gregory S. Sellers	$32,000	$0	$0	$87,000
Joseph Velk(3)	$16,000	$0	$0	$43,500
Interested Trustees:
Peter M. Budko(3)	$0	$0	$0	$0
David B. Perkins	$0	$0	$0	$0
1	Trustee compensation is not a direct expense of the Trust because it is paid by the Advisor from the operating services fee it collects from the Trust.
2.
The term “fund complex” refers to the Trust (consisting of 8 funds), the Underlying Funds Trust (consisting of three funds), Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P.  The Trustees received their total compensation from the operating services fees paid by the Fund Complex to the Advisor with regard to the Trust and Underlying Funds Trust and directly from the funds with regard to the other entities.

3.	Mr. Velk was appointed and Mr. Budko was elected as a Trustee as of July 1, 2014.

Management Ownership
As of November 12, 2015, the officers and Trustees, as a group, owned 1.57% of the Hatteras Alpha Hedged Strategies Fund’s outstanding No Load shares, 72.26% of the Hatteras Managed Futures Strategies Fund’s outstanding Class A shares, 53.16% of the Hatteras Managed Futures Strategies Fund’s outstanding Institutional Class shares and less than 1% of all other classes of the Trust’s outstanding shares.  The following table shows the dollar range of shares of the Fund beneficially owned by each Trustee as of the calendar year ended December 31, 2014.
Name of Person/Position	Dollar Range of Equity Securities owned of the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Family of Investment Companies*
Joseph E. Breslin	None	$10,001 - $50,000
H. Alexander Holmes	None	$10,001 - $50,000
Thomas Mann	None	$10,001 - $50,000
Steve E. Moss	None	$50,001 - $100,000
Gregory S. Sellers	None	None
Joseph Velk	None	None
Peter M. Budko	None	None
David Perkins	$50,001 - $100,000	Over $100,000
*	The Family of Investment Companies includes each series of the Trust and Underlying Funds Trust.

As of December 31, 2014, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the Advisor, the Fund’s principal underwriter, or an affiliate of the Advisor or principal underwriter. Accordingly, neither the Independent Trustees nor members of their immediate family have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Fund’s principal underwriter or any of their affiliates.  In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Fund’s principal underwriter or any affiliate thereof was a party.

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CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Because Class A shares and Class C shares of the Fund are new, there were not any control persons as of the date of this SAI. A controlling shareholder of the Fund may be able to control the outcome of any proposal submitted to Fund shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.  As of November 12, 2015 the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Hatteras Alternative Multi-Manager Fund, Institutional Class shares
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
Charles Schwab 211 Main Street San Francisco, CA 94105	32.18%	The Charles Schwab Company	DE	Record
Colorado Officials & EE Retirement Assoc. 8515 E Orchard Rd. Greenwood Village, CO 80111	25.57%	N/A	CO	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.34%	N/A	N/A	Record
Saxon & Co. 8800 Tinicum Blvd. Philadelphia, PA 19153-3111	11.12%	N/A	N/A	Record
Pershing LLC 1 Pershing PL FL 14 Jersey City	8.02%	N/A	N/A	Record

INVESTMENT ADVISOR AND SUB-ADVISORS

Investment Advisor, Advisory Agreement and Services Agreement
Hatteras Funds, LLC, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615, the Fund’s Investment Advisor pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Advisor is a wholly-owned subsidiary of RCS Capital Holdings, LLC which is an operating subsidiary of RCS Capital Corporation, a publicly traded company.

Pursuant to the Advisory Agreement, the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 0.25%

Under the terms of the Advisory Agreement between the Trust and the Advisor, the Advisor:

(1)	manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund’s investment objective,

(2)	provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Advisor,

(3)	provides the Custodian of the Fund’s securities on each business day with a list of trades for that day, and

(4)	provides persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust.

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Compensation to the Advisor. The Affiliated Funds in which the Fund invests are affiliated mutual funds advised by the Advisor and organized as series of (1) Underlying Funds Trust: the Long/Short Equity Portfolio and the Relative Value—Long/Short Debt Portfolio and (2) the Trust: the Hatteras Market Neutral Fund and the Hatteras Event Driven Fund. The table below shows the aggregate dollar amount of advisory fees paid to the Advisor for advisory services by the Fund and by each Affiliated Fund, as well as the fees as a percentage of the Fund’s and each Affiliated Fund’s respective average net assets, for the fiscal year ended December 31, 2014. The Advisor, and not the Fund or the Affiliated Funds, compensates the sub-advisors out of its advisory fees.

Fund/Portfolio	Aggregate Dollar Amount	As a Percentage of Average Net Assets
Hatteras Alternative Multi-Manager Fund	$790,437	0.25%
Long/Short Equity Portfolio	$6,458,506	1.75%
Relative Value — Long/Short Debt Portfolio	$13,479,580	1.75%
Market Neutral Portfolio*	$1,886,602	1.75%
Event Driven Portfolio*	$4,211,847	1.75%
* During the fiscal year ended December 31, 2014, the Fund invested a portion of its assets in the Market Neutral Portfolio and Event Driven Portfolio, each a series of Underlying Funds Trust. Effective on May 29, 2015, the Event Driven Portfolio was reorganized into the Hatteras Event Driven Fund, a series of the Trust. Effective on or about June 30, 2015, the Fund reallocated its investment in the Market Neutral Portfolio to the Hatteras Market Neutral Fund, a series of the Trust.

In addition to the advisory fees paid by the Fund and the Portfolios, the Advisor and its affiliates receive certain fees pursuant to Operating Services Agreements and Distribution Plans of the Fund and Portfolios as described in the Fund’s and each Portfolio’s prospectus. The amounts of such compensation for the fiscal years ended December 31 are set forth in the tables below.

Hatteras Alternative Multi-Manager Fund	2014	2013	2012
Advisory Agreement	$ 790,437	$501,592	$173,567
Services Agreement (Institutional Class shares only)	$ 316,175	$200,637	$69,427
Services Agreement (Class A shares only)	N/A	N/A	N/A
Services Agreement (Class C shares only)	N/A	N/A	N/A
Distribution Plan (Class A shares only)	N/A	N/A	N/A
Distribution Plan (Class C shares only)	N/A	N/A	N/A

Long/Short Equity Portfolio	2014	2013	2012
Advisory Agreement	$6,458,506	$4,467,788	$4,385,596
Services Agreement	$922,644	$638,255	$626,514

Relative Value—Long/Short Debt Portfolio	2014	2013	2012
Advisory Agreement	$13,479,580	$5,125,048	$3,048,818
Services Agreement	$1,925,795	$732,150	$435,515

Market Neutral Portfolio*	2014	2013	2012
Advisory Agreement	$1,886,602	$1,373,669	$1,491,017
Services Agreement	$269,515	$196,238	$213,002

Event Driven Portfolio*	2014	2013	2012
Advisory Agreement	$4,211,847	$2,436,171	$1,483,604
Services Agreement	$601,693	$348,024	$211,943
* During the fiscal year ended December 31, 2014, the Fund invested a portion of its assets in the Market Neutral Portfolio and Event Driven Portfolio, each a series of Underlying Funds Trust. Effective on May 29, 2015, the Event Driven Portfolio was reorganized into the Hatteras Event Driven Fund, a series of the Trust. Effective on or about June 30, 2015, the Fund reallocated its investment in the Market Neutral Portfolio to the Hatteras Market Neutral Fund, a series of the Trust.

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Under the terms of the Operating Services Agreement (the “Services Agreement”) between the Trust and the Advisor, the Advisor pays the following Fund expenses, including, without limitation:

(1)	the costs incurred in connection with registration and maintenance of its registration under the Securities Act, the 1940 Act, and state securities laws and regulations,
(2)	preparation of and printing and mailing reports, notices and prospectuses to current shareholders,
(3)	transfer taxes on the sales of the Fund’s shares
(4)	custodial, shareholder transfer charges and fees of the Fund’s distributor,
(5)	legal (excluding litigation to which the Fund may be a party), auditing and accounting expenses,
(6)	expenses of servicing shareholder accounts,
(7)	insurance expenses for fidelity and other coverage,
(8)	fees and expenses of Trustees who are not “interested persons” within the meaning of the 1940 Act, and
(9)	expenses of Trustee and shareholder meetings.

The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party.  The Fund has an obligation to indemnify each of its officers and Trustees with respect to such litigation but not against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.  Fees associated with the Services Agreement are class and Fund specific.

Pursuant to the Services Agreement, the Fund pays the Advisor an operating services fee, payable monthly, for the performance of services at the following annual rates:

Class A	0.99%
Class C	0.99%
Institutional Class	0.74%

The Distributor or certain other third parties receive 0.25% and 1.00% of the average daily net assets of the Class A shares and Class C shares, respectively, of the Fund for services performed under the Distribution Plan, as discussed in this SAI.  The operating services fee and the distribution fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund’s shares.

The Fund incurs, indirectly, expenses through its investment in the Affiliated Funds.  The Advisor receives a management fee, payable monthly, for the performance of its services at an annual rate of 1.75% of the average daily net assets of the Affiliated Funds.  The advisory fee will be accrued daily for the purpose of determining the offering and redemption price of the Affiliated Funds’ shares.  Additionally, the Advisor and the Trust or Underlying Funds Trust, as applicable, on behalf of the Affiliated Funds have entered into an operating services agreement, under which the class of each Affiliated Fund’s shares in which the Fund invests pays the Advisor 0.25% of such fund’s average daily net assets.

The combined effect of the Affiliated Funds’ management fee and operating services agreement is a total annual operating expense of 2.00% for the Affiliated Funds.  Because the Fund invests in the Affiliated Funds, these acquired fund fees and expenses, combined with the Advisory Agreement, Operating Services Agreement, Shareholder Servicing Agreement, Distribution Plan and the operating expense limitation agreement (discussed below) result in a cap or ceiling on the Fund’s ordinary annual operating expenses at the following annual rates, (excepting brokerage commissions and portfolio trading transfer tax, interest on Fund borrowing, dividends  and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses):

Class A	2.50%
Class C	3.25%
Institutional Class	2.25%

The Advisor has contractually agreed to waive its operating services fees and/or pay expenses of the Fund to ensure that the Fund’s Net Annual Fund Operating Expenses (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed the annual rates described in the table above through at least April 30, 2017.  The Fund’s operating expenses limitation agreement can only be terminated prior to its expiration upon a vote of the Board of Trustees.  Any waiver in operating services fees or payment of expenses made by the Advisor may be recouped by the Advisor in subsequent fiscal years if the Advisor so requests.  This recoupment may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) so long as such recoupments do not cause the Fund to exceed the Expense Caps or the expense limits in place at the time of such waiver or reimbursement. The Advisor is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid, subject to these limitations.  Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board of Trustees.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any recoupment of fees and/or expenses.

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The following table presents the amounts eligible for recoupment and their respective expiration dates as of December 31:

2017	2016	2015
$314,097	$182,138	$40,182

The Advisory Agreement and Services Agreement will each continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Trust’s Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund.  The Advisory Agreement and Services Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trust’s Board of Trustees or by the Advisor, or by holders of a majority of the Fund’s outstanding shares.  The Advisory Agreement and Services Agreement shall terminate automatically in the event of its assignment.

Sub-Advisors
In order to facilitate the efficient supervision and management of the sub-advisors by the Advisor and the Trustees, the Trust and the Advisor applied for, and the SEC approved, an exemptive order, which is also applicable to the Affiliated Funds, that permits the Advisor, subject to certain conditions (including a no-action letter relating to the exemptive order)  and approval by the Board of Trustees, but without shareholder approval, to hire new sub-advisors, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement.  Within 90 days of employing a new sub-advisor, shareholders will receive notification of the change.  The Advisor pays the sub-advisors, monthly, an annual fee out of its advisory fee based on the average daily net assets of the Affiliated Funds allocated to, and managed, by each sub-advisor.  The Trust currently engages the following sub-advisors to conduct the investment programs of the Affiliated Funds pursuant to separate sub-advisory agreements with the Advisor (“Sub-Advisory Agreements”):

Amundi Smith Breeden LLC
The Advisor has entered into a Sub-Advisory Agreement with Amundi Smith Breeden LLC (“Amundi Smith Breeden”) to manage a portion of the Hatteras Long/Short Debt Fund and Relative Value—Long/Short Debt Portfolio.  Amundi Smith Breeden is located at 280 South Mangum Street, Suite 301, Durham, NC 27701, and is a registered investment advisor. Amundi Smith Breeden provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, banking and thrift institutions, investment companies, pension and profit sharing plans, pooled investment vehicles, state and municipal government entities, foundations and insurance funds.

Apis Capital Advisors, LLC
The Advisor has entered into a Sub-Advisory Agreement with Apis Capital Advisors, LLC (“Apis”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio.  Apis is located at 90 Park Avenue, 18 th floor, New York, New York, 10016 and is a registered investment adviser. Apis provides discretionary investment advisory services to clients primarily investing in globally traded public equity securities.

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Blue Jay Capital Management, LLC
The Advisor has entered into a Sub-Advisory Agreement with Blue Jay Capital Management, LLC (“Blue Jay”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio.  Blue Jay is located at 2121 Avenue Of The Stars, Suite 2420, Los Angeles, CA 90067 and is a registered investment adviser. Blue Jay provides investment advisory services to pooled investment vehicles and investment companies.

Boardman Bay Capital Management LLC
The Advisor has entered into a Sub-Advisory Agreement with Boardman Bay Capital Management LLC (“Boardman”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio. Boardman is located at 1120 Avenue of the Americas, 4th floor, New York, NY 10036 and is a registered investment adviser.  Boardman provides discretionary investment advisory services to private investment funds and/or separately managed accounts.

Coe Capital Management, LLC
The Advisor has entered into a Sub-Advisory Agreement with Coe Capital Management, LLC (“Coe”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio. Coe is located at 9 Parkway North, Suite 325, Deerfield, IL 60015, and is a registered investment advisor. Coe provides investment advice and portfolio management services to individuals, including high net worth individuals, investment companies, pension and profit sharing plans, other pooled investment vehicles, charitable organizations and other investment advisers.

FrontFour Capital Group, LLC
The Advisor has entered into a Sub-Advisory Agreement with FrontFour Capital Group, LLC (“FrontFour”) who will manage a portion of the Hatteras Event Driven Fund. FrontFour is located at Two Stamford Landing, 68 Southfield Avenue, Suite 290, Stamford, CT 06902, and is a registered investment advisor.  FrontFour provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.

ISF Management LLC
The Advisor has entered into a Sub-Advisory Agreement with ISF Management LLC (“ISF”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio.  ISF is located at 767 Third Avenue, 39th Floor, New York, NY 10017, and is a registered investment advisor.  ISF provides portfolio management services to investment companies and other pooled investment vehicles.

Jadwin Partners, LLC
The Advisor has entered into a Sub-Advisory Agreement with Jadwin Partners, LLC (“Jadwin”) to manage a portion of the Hatteras Market Neutral Fund.  Jadwin is located at One Embarcadero Center, 29th Floor, San Francisco, California, 94111 and is a registered investment adviser. Jadwin provides investment management services to investment companies and other pooled investment vehicles.

Longbow Capital Partners, L.P.
The Advisor has entered into a Sub-Advisory Agreement with Longbow Capital Partners, L.P. (“Longbow”) to manage a portion of the Hatteras Market Neutral Fund.  Longbow is located at 598 Madison Avenue, 3rd. Floor, New York, New York 10022 and is a registered investment adviser. Longbow provides investment advisory services to private pooled investment vehicles and investment companies.

Lorem Ipsum Management, LLC
The Advisor has entered into a Sub-Advisory Agreement with Lorem Ipsum Management, LLC (“Lorem Ipsum”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio.  Lorem Ipsum is located at 114 West 47th Street, 17th Floor, New York, New York 10036 and is a registered investment adviser. Lorem Ipsum provides investment advisory services to pooled investment vehicles and investment companies.

Lutetium Capital, LP
The Advisor has entered into a Sub-Advisory Agreement with Lutetium Capital, LP (“Lutetium”) to manage a portion of the Hatteras Long/Short Debt Fund and Relative Value—Long/Short Debt Portfolio. Lutetium is located at Metro Center, One Station Place, Stamford, CT 06902 and is a registered investment adviser. Lutetium provides investment advisory services on a discretionary basis to commingled investment vehicles intended for institutional investors and other sophisticated investors.

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Moab Capital Partners, LLC
The Advisor has entered into a Sub-Advisory Agreement with Moab Capital Partners, LLC (“Moab”) to manage a portion of the Hatteras Event Driven Fund.  Moab is located at 15 East 62nd Street, New York, New York, 10065 and is a registered investment adviser. Moab provides investment advisory services to high net worth individuals, pooled investment vehicles and general partnerships.

Mountaineer Partners Management, LLC
The Advisor has entered into a Sub-Advisory Agreement with Mountaineer Partners Management, LLC (“Mountaineer”) to manage a portion of the Hatteras Event Driven Fund.  Mountaineer is located at 150 East 58th Street, 14th Floor, New York, New York 10155 and is a registered investment adviser. Mountaineer provides investment advice and portfolio management services to investment companies, other pooled investment vehicles and pension and profit sharing plans.

MP Securitized Credit Partners, L.P.
The Advisor has entered into a Sub-Advisory Agreement with MP Securitized Credit Partners, L.P. (“MP Partners”) to manage a portion of the Hatteras Long/Short Debt Fund and Relative Value—Long/Short Debt Portfolio.  MP is located at 520 Madison Avenue, 35th Floor, New York, New York, 10022 and is a registered investment adviser.  MP provides investment management services to private funds and separately managed accounts.

Nicholas Investment Partners, L.P.
The Advisor has entered into a Sub-Advisory Agreement with Nicholas Investment Partners, L.P. (“Nicholas”) to manage a portion of the Hatteras Market Neutral Fund. Nicholas is located at 6451 El Sicomoro Street, Rancho Santa Fe, CA 92067, and is a registered investment advisor. Nicholas provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies and other pooled investment vehicles.

Phoenix Investment Adviser, LLC
The Advisor has entered into a Sub-Advisory Agreement with Phoenix Investment Adviser, LLC (“Phoenix”) to manage a portion of the Hatteras Long/Short Debt Fund and Relative Value—Long/Short Debt Portfolio.  Phoenix is located at 420 Lexington Avenue, Suite 2040, New York, New York, 10170 and is a registered investment adviser. Phoenix provides investment advisory services to clients including businesses and pooled investment vehicles.

Raven Rock Capital, LLC
The Advisor has entered into a Sub-Advisory Agreement with Raven Rock Capital, LLC (“Raven Rock”) to manage a portion of the Hatteras Long/Short Debt Fund and Relative Value—Long/Short Debt Portfolio.  Raven Rock is located at 55 Vilcom Center, Suite 240, Chapel Hill, NC 27514, and is a registered investment adviser.  Raven Rock provides portfolio management services to investment companies and other pooled investment vehicles.

Sound Point Capital Management, L.P.
The Advisor has entered into a Sub-Advisory Agreement with Sound Point Capital Management, L.P. (“Sound Point”) to manage a portion of the Hatteras Long/Short Debt Fund and Relative Value—Long/Short Debt Portfolio.  Sound Point is located at 375 Park Avenue, 25th Floor, New York, NY 10152, and is a registered investment advisor.  Sound Point provides investment advice and portfolio management services to high net worth individuals, investment companies, other pooled investment vehicles and trusts.

Sub-Advisory Agreements
Each of the Sub-Advisory Agreements provide that the sub-advisor will formulate and implement a continuous investment program for the Affiliated Fund in accordance with the Affiliated Fund’s objective, policies and limitations and any investment guidelines established by the Advisor.  Each sub-advisor will, subject to the supervision and control of the Advisor, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions.  The sub-advisors are required to furnish at its own expense all investment facilities necessary to perform its obligations under the Sub-Advisory Agreements.

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Each Sub-Advisory Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.  Each Sub-Advisory Agreement may be terminated without penalty at any time by the Advisor or the sub-advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

Portfolio Managers
The following section provides information regarding each portfolio managers’ compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures, may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers
The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of December 31, 2014 .  Asset amounts are approximate and have been rounded.

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Michael P. Hennen	9	$1.1 billion	0	$0	0	$0
Roger Tyler Powers, III	9	$1.1 billion	0	$0	0	$0

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance.  Information is shown as of December 31, 2014 . Asset amounts are approximate and have been rounded.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Michael P. Hennen	0	$0	0	$0	0	$0
Roger Tyler Powers, III	0	$0	0	$0	0	$0

Material Conflicts of Interest
Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.  Each sub-advisor may manage other accounts that have similar investment objectives or strategies. Portfolio managers of each of the sub-advisors who manage other investment accounts in addition to the Fund may be presented with the potential conflicts.

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Any material conflicts of interest which may arise in connection with a sub-advisor’s management of the Fund’s investments and the management of the investments of other accounts are addressed primarily through each sub-advisor’s allocation policies.  The sub-advisors attempt to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account.

Compensation Structure and Methods
The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for the Fund’s portfolio managers as of December 31, 2014.

Hatteras Funds, LLC
The compensation of the portfolio managers may include a fixed annual salary, a bonus plan based on the performance of a portfolio relative to an index and may include other incentive programs. Compensation levels, including base salary, may be contractually fixed with the Advisor.

Securities Owned in the Fund by Portfolio Managers.
As of December 31, 2014, the portfolio managers owned the following equity securities in the Fund:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Michael P. Hennen	None
Roger Tyler Powers, III	None

Codes of Ethics
The Fund, the Advisor, the sub-advisors and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under the Fund’s code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Advisor provides a voice on behalf of shareholders of the Fund.  The Advisor views the proxy voting process as an integral part of the relationship with the Fund.  The Advisor is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly.  Therefore, the Fund delegates authority to vote proxies to the Advisor, subject to the supervision of the Board of Trustees.  The Fund, through the Portfolio Managers or designated sub-advisor, will conduct a thorough review of and analysis of the underlying company’s proxy statements and vote proxies in accordance with the Fund’s Proxy Voting Policies and Procedures (“Policies and Procedures”), as summarized below.  The Fund also has a designated Proxy Administrator who is responsible for ensuring that all Fund proxy matters are communicated to the Portfolio Managers or designated sub-advisor.  The fundamental purpose of the Policies and Procedures is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, and that maximizes the value of the Fund’s investment.

Policies and Procedures
The Policies and Procedures recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term strategic direction, subject to the oversight of the company’s board of directors.  Accordingly, the Fund believes that the recommendation of management on most issues deserves weight in determining how proxy issues should be voted. The company’s position, however, will not be supported in any situation where the Portfolio Managers reasonably believes that it is not in the best interest of the Fund or a particular company.  It is anticipated that most votes will be consistent with the guidelines set forth in the Policies and Procedures; however, the Portfolio Managers, or designated sub-advisor, may occasionally take an independent view on certain issues and vote differently. Votes inconsistent with the Policies and Procedures are reviewed for reasonableness.

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Certain of the Fund’s proxy voting guidelines as set forth in the Policies and Procedures are summarized below:

•	vote AGAINST proposals to require supermajority shareholder vote,
•	vote FOR shareholder proposals to ask a company to submit its poison pill for shareholder ratification,
•	vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating their duty of care.

Although many proxy proposals can be voted in accordance with the Fund’s Policies and Procedures, some proposals (such as votes on proposals regarding director nominees or votes on compensation plans for directors) will require special consideration, and the Portfolio Managers will make a decision on a case-by-case basis in these situations.

Conflicts of Interest
Occasionally, the Advisor, or a sub-advisor or an affiliate, may be subject to conflicts of interest in the voting of Fund proxies due to business or personal relationships.  In most cases, to the extent that there is little or no discretion to deviate from the Fund’s Policies and Procedures on the proposal in question, proxies will be voted in accordance with such pre-determined guidelines.  In other situations, the Portfolio Managers or designated sub-advisor may defer to the voting recommendation of either the Fund’s Audit Committee, a non-conflicted party, an independent third party proxy voting service provider; or in consultation with legal counsel, to determine the appropriate method to resolve the conflict of interest.

More Information
The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-877-569-2382 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-877-569-2382 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Hatteras Capital Distributors, LLC, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  The offering of the Fund’s shares is continuous.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.  Hatteras Capital Distributors, LLC is majority-owned and controlled by the Advisor.  Quasar Distributors, LLC (“Quasar”) serves as the Fund’s sub-distributor pursuant to a sub-distribution agreement with the Fund and the Distributor.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.

For the fiscal year ended December 31, 2014, the following amounts were paid to the Distributor with respect to the Fund:

Net Underwriting Discounts and Commission	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
$0	$0	$0	$0

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ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Advisor and the sub-advisors for the Affiliated Funds that they manage for the Fund directly.  The Advisor and their appointed sub-advisors are authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Advisor for the Fund’s use.  Such allocation is to be in such amounts and proportions as the Advisor and sub-advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor or sub-advisor will take the following into consideration:

•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order; and
•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor or sub-advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

In allocating portfolio brokerage, the Advisor or sub-advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor or sub-advisor exercises investment discretion.  Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

No brokerage commissions were paid by the Fund during the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014.

The SEC requires the Trust to provide certain information if the Fund held securities of its regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year.  As of the fiscal year ended December 31, 2014, the Fund did not own securities of its regular brokers or dealers.

PORTFOLIO HOLDINGS INFORMATION

The Board of Trustees of the Trust has adopted policies to ensure that any disclosure of information about the Fund’s portfolio holdings is in the best interest of Fund shareholders. The portfolio holdings disclosure policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees of the Trust. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Fund’s portfolio holdings information will be dated as of the end of each fiscal quarter and will be available with a lag time of up to 60 days from the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. A list of the Fund’s underlying portfolio holdings as of each calendar quarter-end is also available on the Fund’s website at www.hatterasfunds.com within sixty days after the calendar quarter-end.

From time to time rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least sixty days, as described above. The disclosure is made with the authorization of either the Trust’s Chief Compliance Officer or his designee.  In addition, the Fund’s Chief Compliance Officer, or a designated officer of the Trust, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times, possibly no lag time, to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information.  Additionally, and in order to ensure that the disclosure of the Trust’s portfolio holdings is in the best interests of the Trust’s shareholders, the following factors, and any additional relevant factors, shall be considered by the Chief Compliance Officer or a designated officer of the Trust when disclosing non-public portfolio holdings information to selected third parties: (1) whether the disclosure is consistent with the anti-fraud provisions of the federal securities laws; and (2) avoidance of any conflicts of interest between the interests of the Trust’s shareholders and the service providers.  Rating and ranking organizations, the Fund’s service providers and pension plan sponsors and/or their consultants are subject to these restrictions.  Holdings information is currently being sent to Morningstar, Standard & Poor’s, Lipper, Bloomberg, Vickers Stock Research, Thomson Financial and Capital-Bridge sixty days following each calendar quarter.

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In addition, the Fund’s service providers, such as custodian and transfer agent, may receive portfolio holdings information in connection with their services to the Fund. In no event shall the Advisor or a sub-advisor, its affiliates or employees, or the Fund receives any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Advisor.  The Advisor will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purpose for which it is furnished.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  The calculation excludes from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) positions held less than a year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

The Fund will invest portions of its assets to seek short-term capital appreciation.  The Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Absolute return and arbitrage investment strategies are characterized by a high turnover rate because, in general, many of the opportunities for capital appreciation are of a relatively short time in duration.  As an example, in merger arbitrage, the majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months.  Liquidations and certain other types of corporate reorganizations usually require more than six months to complete.  The Fund will generally benefit from the timely realization of the opportunity for which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund’s investment objective.  Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

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Portfolio turnover for the Fund during the fiscal years ended December 31, 2013 and December 31, 2014, is shown in the table below.

Portfolio Turnover for the Fiscal Year Ended December 31,
2014	2013
41%	35%

FUND ADMINISTRATION

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement with the Advisor and the Fund.  As such, USBFS provides all necessary bookkeeping, shareholder recordkeeping services and share transfer services to the Fund.  The Advisor paid the following to USBFS for administrative services for the past three fiscal years ended December 31.

Administration Fees Paid for the Fiscal Year Ended December 31,
2014	2013	2012*
$188,475	$167,883	$51,855
                                                                                              * For the period September 27, 2012 through December 31, 2012.

FUND ACCOUNTING AND TRANSFER AGENT

USBFS serves as Fund Accountant and Transfer Agent to the Fund pursuant to the Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement with the Advisor.  Under the Fund Accounting Servicing Agreement, USBFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services.  USBFS will receive a fund accountant fee for the Fund, which will be billed to the Advisor on a monthly basis.

Under the Transfer Agent Servicing Agreement, USBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to:  (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state.  USBFS will receive a transfer agent fee, which will be billed to the Advisor on a monthly basis.

CUSTODIAN

The Custodian for the Fund is U.S. Bank National Association, located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212.  As Custodian, U.S. Bank N.A. holds all of the securities and cash owned by the Fund.  All of the custodian fees will be paid by the Advisor.

DESCRIPTION OF SHARES

Each share of the Fund has one vote in the election of Trustees.  Cumulative voting is not authorized for the Fund.  This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Fund and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interest of the shareholders of a particular series.  Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

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The authorized capitalization of Hatteras Alternative Mutual Funds Trust consists of 1 billion shares of beneficial interest of $0.001 par value per share.  Each share has equal dividend, distribution and liquidation rights.  There are no conversion or preemptive rights applicable to any shares of the Fund.  All shares issued are fully paid and non-assessable.

DISTRIBUTION PLAN

The Trust has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act (the “Plan”), whereby Class A and Class C shares of the Fund pay to the Distributor or certain other third parties distribution fees as described in the prospectus. The Distributor may use the amount of such fees to defray the costs of commissions and service fees paid to broker-dealers and other financial intermediaries whose customers invest in shares of the Funds and for other purposes.

The Trust’s Board of Trustees has determined that the Plan could be a significant factor in the growth and retention of the Fund’s assets, resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund’s shareholders. A cash flow from sales of shares may enable the Fund to meet shareholder redemptions without having to liquidate portfolio securities and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board also considered that continuing growth in the Fund’s size would be in the shareholders’ best interests because increased size would allow the Fund to realize certain economies of scale in its operations and would likely reduce the proportionate share of expenses borne by each shareholder. Even in the case of the Fund closing to new investors, the payment of ongoing compensation to a financial intermediary for providing services to its customers based on the value of their Fund shares is likely to provide the shareholders with valuable services and to benefit the Fund by promoting shareholder retention and reduced redemptions. The Board of Trustees therefore determined that it would benefit the Fund to have monies available for the direct distribution and service activities of the Advisor, in promoting the continuous sale of the Fund’s shares. The Board of Trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan has been approved by the Board of Trustees, including all of the trustees who are non-interested persons as defined in the Investment Company Act.  The substance of the Plan has also been approved by the vote of a majority of the outstanding shares of the Fund. The Plan must be reviewed annually and may be continued from year to year by vote of the Board of Trustees, including a majority of the trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the Plan’s operation (“non-interested trustees”), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and the Advisor, or, as to the Fund, by vote of a majority of the Fund’s outstanding shares.

The Plan may not be amended to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the affected series of the Trust, and all such material amendments to the Plan must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.

The Advisor is required to report in writing to the Board of Trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the Board with such other information as it may reasonably request to enable it to make an informed determination of whether the Plan should be continued.

The maximum amount of fees payable under the Plan during any year with respect to Class A shares and Class C shares is 0.25% and 1.00%, respectively, of the average daily net assets of the Fund.

The Fund classes covered by the Plan are new and therefore had not paid 12b-1 fees as of the date of this SAI.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price
The net asset value (“NAV”) per share of the Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of the Fund, less its liabilities, and dividing by the total number of shares outstanding.  Each determination will be made:

(1)	by valuing portfolio securities, including open short positions, which are traded on the NYSE and on the American Stock Exchange, at the last reported sales price on that exchange;

(2)
by valuing portfolio securities traded in the Nasdaq National Market System for which market quotations are readily available using the Nasdaq Official Closing Price (“NOCP”), or, if the NOCP is not available, at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices;

(3)	by valuing put and call options which are listed on an exchange, but which are not traded on the valuation date are valued at the mean of the last bid and asked prices;

(4)
by valuing listed securities and put and call options for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and

(5)
by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Trustees, although others may do the actual calculation.

The Advisor reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Advisor.

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern Time); on each day the NYSE is open for business.  The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE.  In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE.  Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE.  If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund’s Board of Trustees.

Purchase of Shares
Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share, plus any applicable sales charge, computed as of the close of the regular session of trading on the NYSE.  Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

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Exchange Privilege
Shareholders may exchange shares within the Trust.  Exercising the exchange privilege is treated as a sale for federal income tax purposes and you may realize short or long term capital gains or losses on the exchange.

Shareholders may exchange shares by telephone or in writing as follows:

By Telephone:

You may exchange shares by telephone only if the shareholders registered on your account are the same shareholders registered on the account into which you are exchanging.  Exchange requests must be received before 4:00 p.m., Eastern Time to be processed that day.

In Writing:

You may send your exchange request in writing.  Please provide the fund name and account number for each of the funds involved in the exchange and make sure the letter of instruction is signed by all shareholders on the account.

The Trust may modify or terminate the exchange privilege at any time upon 60 days prior notice to shareholders.  Investors may have difficulty making exchanges by telephone through brokers or banks during times of drastic market changes.  If you cannot contact your broker or bank by telephone, you should send your request in writing via overnight mail.

Redemption of Shares
The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment.  The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow.  These cash flows can unnecessarily disrupt the Fund’s investment program.  Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned.  Additionally, short-term trading drives up the Fund’s transaction costs measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors.
The Trust will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectuses.  Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;
(b)	when trading on that exchange is restricted for any reason;
(c)
when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Fund’s Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Institutional Class Shares
Institutional Class Shares of the Fund may be purchased through a financial intermediary and are primarily intended for qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s Distributor or for investment plans such as “wrap accounts which have entered into an agreement with the Fund’s Distributor.  For example, Institutional Class shares may be purchased by financial intermediaries who (i) charge their clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Fund’s principal underwriter to offer Institutional shares through their no-load network or platform. Clients of these financial intermediaries may include, but are not limited to, individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Institutional Class shares may also be purchased by other institutional investors subject to a $1 million investment minimum for all accounts.

Table of Contents - Statement of Additional Information

Sales Charges and Dealer Reallowance
Class A shares of the Fund are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to a Rule 12b-1 fee of 0.25% of average daily net assets.

If you purchase Class A shares of the Fund you will pay the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  The sales charge does not apply to shares purchased with reinvested dividends.  The sales charge is calculated as follows and the dealer reallowance is as shown in the far right column:

Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance
Less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	2.75%	2.83%	2.50%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and above	0.00%	0.00%	0.00%

The Distributor will receive all initial sales charges for the purchase of Class A shares of the Fund without a dealer of record.

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed, as described above.

Breakpoints/Volume Discounts and Sales Charge Waivers
Reducing Your Sales Charge.  You may be able to reduce the sales charge on Class A shares of the Fund based on the combined market value of your accounts.  If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a specific breakpoint level as indicated by the above table.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares within 120 days of the date of the redemption.

•
By signing a Letter of Intent (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months.  Reinvested dividends and capital gains do not count as purchases made during this period.  The Transfer Agent will hold in escrow shares equal to approximately 4.75% of the amount you say you intend to buy.  If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid.  Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount.  For example, an investor has $50,000 to invest in the Fund, but intends to invest an additional $5,000 per month for the next 13 months for a total of $115,000.  Based on the above breakpoint schedule, by signing the LOI, the investor pays a front-end load of 3.75% rather than 4.75%.  If the investor fails to meet the intended LOI amount in the 13-month period, however, the Fund will charge the higher sales load retroactively.

Table of Contents - Statement of Additional Information

•
Rights of Accumulation (“ROA”) allow you to combine Class A shares you already own in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.  The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A shares of the Fund already owned and adding the dollar amount of your current purchase.  For example, an individual has a $55,000 investment in the Fund, which was sold with a 4.75% front-end load.  The investor intends to open a second account and purchase $50,000 of the Fund.  Using ROA, the new $50,000 investment is combined with the existing $55,000 investment to reach the $100,000 breakpoint, and the sales charge on the new investment is 3.75% (rather than the 4.75% for a single transaction amount).

Eligible Accounts.  Certain accounts may be aggregated for ROA eligibility, including your current investment in the Fund, and previous investments you and members of your primary household group have made in the Fund, provided your investment was subject to a sales charge.  (Your primary household group consists of you, your spouse and children under age 21 living at home.)  Specifically, the following accounts are eligible to be included in determining the sales charge on your purchase, if a sales charge has been paid on those purchases:

•	Individual or joint accounts held in your name;

•	Trust accounts for which you or a member of your primary household group, individually, is the beneficiary; and

•	Accounts held in the name of you or your spouse’s sole proprietorship or single owner limited liability company or S corporation;

The following accounts are not eligible to be included in determining ROA eligibility;

•	Investments in Class A shares where the sales charge was waived.

Waiving Your Sales Charge. If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:

•	Current and retired employees, directors/trustees and officers of:
o	The Trust;
o	The Advisor and its affiliates; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Advisor and its affiliates.

•	Current employees of:
o	The transfer agent;
o	Broker-dealers, (including their affiliates) who act as selling agents for the Funds/Trust; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

Table of Contents - Statement of Additional Information

Contingent Deferred Sales Charge
A contingent deferred sales charge may be imposed upon redemption of Class C shares.  There is no such charge upon redemption of any share appreciation or reinvested dividends or distributions.  The contingent deferred sales charge imposed upon Class C shares redeemed within 12 months of purchase is 1.00%.

TAX STATUS

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders.  Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau.  By so qualifying, the Fund should not be subject to federal income or excise tax on its investment company taxable income or net capital gain which is distributed to shareholders in accordance with the applicable timing requirements.  Investment company taxable income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

The Fund intends to distribute all of its investment company taxable income and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes.  Distributions of investment company taxable income and net capital gain will be made by December 31, the end of each fiscal year.  Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash. Investment company taxable income is generally made up of dividends, interest, net short-term capital gains, and other investment income, but excluding net capital gain, less expenses.  Net capital gain for a fiscal year is computed as the excess, if any, of net long-term capital gains over net short-term capital losses, and by taking into account any capital loss carryover of the Fund.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Fund generally would not be liable for income tax on the Fund’s investment company taxable income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Table of Contents - Statement of Additional Information

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code.  The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year.  Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are generally exempt from income taxation under the Code with respect to an investment in a regulated investment company if they have not funded such investment with borrowed funds.

Distributions of investment company taxable income are taxable to shareholders as ordinary income or, under current law, as qualified dividend income.

Distributions of net capital gain (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in Fund shares.  Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets.  However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period.  All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in additional cash or shares.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year.  Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to the reporting requirements described below.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders.  Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable investment company taxable income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect tax identification number or a previous failure to report taxable interest or dividends.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of Fund shares.

A brief explanation of the form and character of the distribution accompany each distribution.  In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Table of Contents - Statement of Additional Information

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. Persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates).  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by a shareholder.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115, as its independent registered public accounting firm.

LEGAL COUNSEL

Drinker Biddle & Reath, LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, is counsel to the Fund and provides counsel on legal matters relating to the Fund.  Cipperman & Company, LLC, 500 E. Swedesford Road, Suite 104, Wayne, PA 19087, is counsel to the Independent Trustees.

FINANCIAL STATEMENTS

The annual report for the Fund for the fiscal year ended December 31, 2014 and the unaudited semi-annual report for the Fund for the six months ended June 30, 2015 are separate documents and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI.

Table of Contents - Statement of Additional Information

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

PART C
OTHER INFORMATION

Item 28.  EXHIBITS.

(a)
Amended and Restated Declaration of Trust dated February 22, 2010, was previously filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on April 30, 2010, and is incorporated herein by reference.

(i)
Certificate of Amendment to Amended and Restated Certificate of Trust dated February 23, 2010, was previously filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on April 30, 2010, and is incorporated herein by reference.

(b)
Amended and Restated By-Laws dated February 22, 2010, was previously filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on April 30, 2010, and is incorporated herein by reference.

(c)			Instruments Defining Rights of Security Holders are incorporated by reference into the Amended and Restated Declaration of Trust and Amended and Restated By-Laws.

(d)			Investment Advisory Agreements

(i)
Investment Advisory Agreement dated July 1, 2014, was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on February 20, 2015, and is incorporated herein by reference.

(1)
Amended Appendix A to the Investment Advisory Agreement was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

		(2)	Amended Appendix A to the Investment Advisory Agreement – to be filed by subsequent amendment.

	(ii)		Form of Investment Sub-Advisory Agreement was previously filed with Amendment No. 60 to the Registration Statement on Form N-1A on May 29, 2015, and is incorporated herein by reference.

(iii)
Investment Sub-Advisory Agreement (Acertus Capital Management, LLC) dated June 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(iv)
Investment Sub-Advisory Agreement (FrontFour Capital Group, LLC) dated June 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(v)
Investment Sub-Advisory Agreement (Jadwin Partners, LLC) dated June 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(vi)
Investment Sub-Advisory Agreement (Longbow Capital Partners, L.P.) dated June 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(vii)
Investment Sub-Advisory Agreement (Moab Capital Partners, LLC) dated June 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(viii)
Investment Sub-Advisory Agreement (Mountaineer Partners Management, LLC) dated June 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(ix)
Investment Sub-Advisory Agreement (Nicholas Investment Partners, L.P.) dated June 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(x)
Investment Sub-Advisory Agreement (White Oak Global Advisors, LLC) dated June 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(e)			Distribution Agreements

(i)
Distribution Agreement dated July 1, 2014, was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on February 20, 2015, and is incorporated herein by reference.

(1)
Amended Exhibit A to Distribution Agreement was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(ii)
Sub-Distribution Agreement, dated July 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(f)			Bonus or Profit Sharing Contracts — Not applicable.

(g)			Custodian Agreements.

(i)
Custody Agreement with Custodial Trust Company dated July 31, 2002, was previously filed with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 2008, and is incorporated herein by reference.

(1)
Amendment No. 1 dated June 16, 2003, to the Custody Agreement was previously filed with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 2008, and is incorporated herein by reference.

(2)
Amendment No. 2 dated April 2006, to the Custody Agreement was previously filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A on April 28, 2006, and is incorporated herein by reference.

(ii)
Custody Agreement with U.S. Bank N.A. dated July 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(iii)
Loan and Pledge Agreement dated September 30, 2002, was previously filed with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 2008, and is incorporated herein by reference.

(1)
Amendment No. 1 dated April 2006, to the Loan and Pledge Agreement was previously filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A on April 28, 2006, and is incorporated herein by reference.

(h)			Other Material Contracts.

(i)
Transfer Agent Servicing Agreement dated July 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(ii)
Fund Administration Servicing Agreement dated July 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(iii)
Fund Accounting Services Agreement dated July 1, 2015 was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

	(iv)		Powers of Attorney

(1)
Power of Attorney dated February 22, 2010, was previously filed with Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A on February 26, 2010, and is incorporated herein by reference.

(2)
Power of Attorney dated February 22, 2012, was previously filed with Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A on April 27, 2012, and is incorporated herein by reference.

(3)
Power of Attorney dated January 27, 2015, was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on February 20, 2015, and is incorporated herein by reference.

(v)
Operating Services Agreement dated July 1, 2014, was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on February 20, 2015, and is incorporated herein by reference.

(1)
Amended Appendix A to the Operating Services Agreement was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

		(2)	Amended Appendix A to the Operating Services Agreement — filed herewith.

(vi)
Shareholder Servicing Agreement dated July 1, 2014, was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on February 20, 2015, and is incorporated herein by reference.

(vii)
Operating Expense Limitation Agreement dated July 1, 2014, was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on February 20, 2015, and is incorporated herein by reference.

(1)
Amended Appendix A to the Operating Expense Limitation Agreement was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

		(2)	Amended Appendix A to the Operating Expense Limitation Agreement — filed herewith.

(i)			Legal Opinion. Opinion and Consent of Counsel – filed herewith.

(j)			Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)			Omitted Financial Statements – not applicable.

(l)
Initial Capital Agreement dated July 10, 2002, was previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A/A on August 12, 2002, and is incorporated herein by reference.

(m)		Rule 12b-1 Plan, was previously filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A on February 20, 2015, and is incorporated herein by reference.

(n)		Rule 18f-3 Plan – was previously filed with Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A on June 24, 2015, and is incorporated herein by reference.

	(i)	Amended Rule 18f-3 Plan – filed herewith.

(o)		Reserved.

(p)		Codes of Ethics

(i)
Joint Code of Ethics of Hatteras Alternative Mutual Funds Trust, Underlying Funds Trust, Hatteras Capital Distributors, LLC and Hatteras Funds, LLC, was previously filed with Post-Effective  Amendment No. 53 to the Registration Statement on Form N-1A on February 20, 2015, and is incorporated herein by reference.

(ii)
Code of Ethics of Acertus Capital Management, LLC, was previously filed with Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A on March 13, 2015, and is incorporated herein by reference.

(iii)
Code of Ethics of FrontFour Capital Group, LLC was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

	(iv)	Code of Ethics of Jadwin Partners, LLC was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(v)
Code of Ethics of Longbow Capital Partners, L.P. was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(vi)
Code of Ethics of Moab Capital Partners, LLC was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(vii)
Code of Ethics of Mountaineer Partners Management, LLC was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

(viii)
Code of Ethics of Nicholas Investment Partners, L.P. was previously filed with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on July 10, 2015, and is incorporated herein by reference.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Reference is made to Article VIII of the Registrant’s Amended and Restated Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31.  Business and Other Connections of the Investment Advisor.

This Item incorporated by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.  Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser	SEC File No.
Acertus Capital Management, LLC	801-72500
FrontFour Capital Group, LLC	801-68732
Hatteras Funds, LLC	801-79326
Jadwin Partners, LLC	801-79422
Longbow Capital Partners, L.P.	801-65503
Moab Capital Partners, LLC	801-72179
Mountaineer Partners Management, LLC	801-78304
Nicholas Investment Partners, L.P.	801-66532

Item 32.  Principal Underwriter.

(a)	Hatteras Capital Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Hatteras Core Alternatives Fund, L.P.	Hatteras Global Private Equity Partners Institutional, LLC
Hatteras Core Alternatives TEI Fund, L.P.	Hatteras GPEP Fund, L.P.
Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Late Stage VC Fund I, L.P.
Hatteras Core Alternatives TEI Institutional Fund, L.P.	Hatteras VC Co-Investment Fund II, LLC

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Hatteras Capital Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Hatteras Capital Distributors, LLC	Positions and Offices with Registrant
David B. Perkins	Chief Executive Officer	Trustee, President and Chief Executive Officer
Robert L. Worthington	President	None
J. Michael Fields	Chief Operating Officer	Secretary
R. Lance Baker	Chief Financial Officer	Treasurer and Chief Financial Officer
Andrew P. Chica	Chief Compliance Officer	Chief Compliance Officer

(c)           Not Applicable.

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Custodians	Custodial Trust Company 101 Carnegie Center Princeton, NJ 08540 U.S. Bank National Association Custody Operations 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Advisor	Hatteras Funds, LLC 6601 Six Forks Road, Suite 340 Raleigh, NC 27615
Registrant’s Investment Sub-Advisors
Acertus Capital Management, LLC
465 South Street, Suite 304
Morristown, NJ 07960

FrontFour Capital Group, LLC
Two Stamford Landing
68 Southfield Avenue, Suite 290
Stamford, CT 06902

Jadwin Partners, LLC
One Embarcadero Center, 29th Floor
San Francisco, CA 94111

Longbow Capital Partners, L.P.
598 Madison Avenue, 3rd Floor
New York, NY 10022

Moab Capital Partners, LLC
15 East 62nd Street
New York, NY 10065

Mountaineer Partners Management, LLC
150 East 58th Street, 14th Floor
New York, NY 10155

Nicholas Investment Partners, L.P.
6451 El Sicomoro Street
Rancho Santa Fe, CA 92067

Registrant’s Distributor	Hatteras Capital Distributors, LLC 6601 Six Forks Road, Suite 340 Raleigh, NC 27615

Item 34.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.  Undertakings.

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness for this Post-Effective Amendment No. 83 under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 83 to the Registration Statement to be signed below on its behalf by the undersigned, duly authorized, in the City of Raleigh and the State of North Carolina on the 4th day of December, 2015.

Hatteras Alternative Mutual Funds Trust

By: /s/ David B. Perkins*
David B. Perkins, President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No.83 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 4, 2015.

Signature	Title
/s/ Joseph E. Breslin* Joseph E. Breslin	Independent Trustee and Chairman
/s/ H. Alexander Holmes* H. Alexander Holmes	Independent Trustee
/s/ Thomas Mann* Thomas Mann	Independent Trustee
/s/ Steve E. Moss* Steve E. Moss	Independent Trustee
/s/ Gregory S. Sellers* Gregory S. Sellers	Independent Trustee
/s/ Joseph Velk* Joseph Velk	Independent Trustee
/s/ David B. Perkins* David B. Perkins	Interested Trustee, President and Chief Executive Officer
/s/ Peter M. Budko* Peter M. Budko	Interested Trustee
/s/ Robert Lance Baker* Robert Lance Baker	Treasurer and Chief Financial Officer
*By: /s/ J. Michael Fields J. Michael Fields, Secretary
Attorney-in-Fact pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit Number	Description
h(v)(2)	Amended Appendix A to the Operating Services Agreement
h(vii)(2)	Amended Appendix A to the Operating Expense Limitation Agreement
i	Opinion and Consent of Counsel
j	Consent of Independent Registered Public Accounting Firm
n(i)	Amended Rule 18f-3 Plan